EXHIBIT 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDED AND RESTATED LICENSE AGREEMENT

BETWEEN

DAIICHI SANKYO COMPANY, LIMITED

AND

NUVATION BIO INC.

TABLE OF CONTENTS

1. Definitions.	4
2. License Grants.	13
3. Governance, Development and Commercialization.	15
4. Technology Transfer.	20
5. Payments.	24
6. Intellectual Property.	30
7. Confidentiality.	37
8. Representations, Warranties and Covenants.	41
9. Indemnification.	43
10. Term and Termination.	45
11. Dispute Resolution.	50
12. Miscellaneous Provisions.	51

AMENDED AND RESTATED LICENSE AGREEMENT

This Amended and Restated License Agreement (the “Agreement”), dated the 1st day of April, 2026 (the “Amendment Effective Date”), is between DAIICHI SANKYO COMPANY, LIMITED, a Japanese corporation having an office and principal place of business at 5-1, Nihonbashi-honcho 3-chome Chuo-ku, Tokyo 103-8426, Japan (“Daiichi Sankyo”), and, NUVATION BIO INC., a corporation organized under the laws of the state of Delaware, USA, having its office at 1500 Broadway, Suite 1401, New York, NY 10036, US (“Nuvation Bio”). Daiichi Sankyo and Nuvation Bio are each referred to herein by name, individually as a “Party” or collectively as “Parties”.

RECITALS:

1. Daiichi Sankyo owns Patents (hereinafter defined), and Know-How (hereinafter defined) in existence as of the Original Effective Date (hereinafter defined) relating to the Licensed Compound (hereinafter defined);

2. Daiichi Sankyo and AnHeart Therapeutics Inc. (“AnHeart”) previously entered into the License Agreement dated as of September 7, 2020 (the “Original Agreement” and such date, the “Original Effective Date”) pursuant to which, among other things, Daiichi Sankyo granted to AnHeart an exclusive license under such Daiichi Sankyo’s Patents (hereinafter defined) and Know-How (hereinafter defined) to research, develop and commercialize the Licensed Compound (hereinafter defined) and the Product(s) (hereinafter defined) around the world other than Japan;

3. Following the Original Effective Date, Nuvation Bio acquired AnHeart on April 9, 2024 and AnHeart assigned and transferred all of its rights and obligations under the Original Agreement to Nuvation Bio, which assignment and transfer Nuvation Bio provided notice to Daiichi Sankyo through that certain Notice of Assignment dated July 12, 2024;

4. Nuvation Bio desires to take over the development of the Licensed Compound and the Product in Japan from Daiichi Sankyo by adding the territory into the global clinical trials that Nuvation Bio has been conducting; and

5. Daiichi Sankyo and Nuvation Bio now desire to amend and restate the Original Agreement in its entirety and replace the Original Agreement with this Agreement for the Parties in order to, among other things, add Japan into the licensed Territory (hereinafter defined).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements and covenants set forth herein, Daiichi Sankyo and Nuvation Bio agree as follows:

1. Definitions.

As used in this Agreement, each capitalized term used herein shall have the meaning set forth below unless context clearly and unambiguously dictates otherwise.

1.1. “Affiliate” means, with respect to a Party, any person, firm, trust, corporation, company, partnership, or other entity or combination thereof that controls, is controlled by or is under common control with such Party, for so long as such control exists. For purposes of this definition only, “control” shall mean: (a) beneficial ownership (direct or indirect) of more than fifty percent (50%) of the shares of the person entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, in the election of the corresponding managing authority); or (b) the de facto ability to control or direct the management of such person or entity.

1.2. “Applicable Laws” means any federal, state, local, national, and supra-national laws, statutes, rules and/or regulations, including any rules, regulations, guidance, guidelines, or requirements of Regulatory Authorities, national securities exchanges, or securities listing organizations, that may be in effect from time to time during the Term (hereinafter defined) and apply to a particular activity hereunder and including laws, regulations, and guidelines governing the import, export, development, manufacture, transport, handling, storage, distribution, or commercialization of the Licensed Compound or Product(s) (hereinafter defined) in or for the Territory (hereinafter defined), including without limitation, the Health Insurance Portability and Accountability Act (HIPAA) Privacy Rule, the European Union Data Protection Directive, Anti-Corruption Laws, Transparency Laws and Privacy Laws.

1.2.1. “Health Insurance Portability and Accountability Act (HIPAA) Privacy Rule” means the Standards for Privacy of Individually Identifiable Health Information found in 45 CFR Part 160 and Subparts A and E of Part 164.

1.2.2. “European Union Data Protection Directive” means Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data.

1.2.3. “Anti-Corruption Laws” means the UK Bribery Act 2010, as amended, the United States Foreign Corrupt Practices Act of 1977, as amended, 15 U.S.C. 78dd-1 et seq. and any other applicable anti-corruption laws and laws for the prevention of fraud, racketeering, money laundering or terrorism.

1.2.4. “Transparency Laws” means laws related to: (i) the collection and reporting of any payments or transfers of value to certain healthcare professionals and teaching hospitals, which include, without limitation, relevant provisions of the U.S. Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h) and its implementing regulations along with similar laws and regulations in other countries; and (ii) the collection and reporting requirements, and the processing of any applicable rebate, chargeback or adjustment, under applicable rules and regulations relating to the Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8) and any state supplemental rebate program, Medicare average sales price reporting (42 U.S.C. § 1395w-3a), the Public Health Service Act (42 U.S.C. § 256b), the VA Federal Supply Schedule (38 U.S.C. § 8126) or under any state pharmaceutical assistance program or U.S. Department of Veterans Affairs agreement, and any successor government programs, as well as any registration, notification and reporting requirements under any state drug pricing transparency laws, and its implementing regulations, respectively, along with similar laws and regulations in other countries, including Transparency Guideline for the Relation between Corporate Activities and Medical Institutions in Japan.

1.2.5. “Privacy Laws” means the Health Insurance Portability and Accountability Act (“HIPAA”), the General Data Protection Regulation 2016/679, Act on the Protection of Personal Information (Act No. 57 of May 30, 2003) or any other similar law to be obtained in connection with safety information from any sources, permit the sharing of safety information.

1.3. “Business Days” means a day other than a Saturday, Sunday, a day on which commercial banks located in the United States, China or Japan are authorized or required by law to remain closed, or each Party’s Corporate Holiday (hereinafter defined).

1.4. “Calendar Quarter” means each three (3) month period during a Calendar Year starting on January 1st, April 1st, July 1st, or October 1st and ending on March 31st, June 30th, September 30th or December 31st, respectively.

1.5. “Calendar Year” means each twelve (12) month period starting on January 1st and ending on December 31st.

1.6. “Commercially Reasonable Effort” means, with respect to a Party, those efforts and resources, as applicable, relating to a certain activity or activities, including, without limitation, the research, development and commercialization of a Product (hereinafter defined) in accordance with such Party's business, legal, medical and scientific judgment, such reasonable efforts and diligence to be in accordance with the efforts and resources a reasonably comparable pharmaceutical company would use for a product owned by it, or to which it has rights, which is of similar market potential, at a similar stage in its product life, taking into account the establishment of the Product in the marketplace, the competitiveness of the marketplace, the patent or proprietary position of the Product, the regulatory structure involved, the profitability of the Product, the safety and efficacy of the Product, the stage of its development or product life, the clinical setting in which it is expected to be used, and other conditions then prevailing. [***] It is understood that a Party’s Commercially Reasonable Effort will not in any event require that Party to take any action that would be reasonably likely to result in a breach of any other provision of this Agreement, or that the Party in good faith believes may violate any Applicable Laws or any order, or direction of any court or governmental authority having appropriate jurisdiction over the Party and subject matter.

1.7. “Confidential Information” has the meaning provided in Section 7.1.

1.8. “Control” or “Controlled”, with respect to Patents or Know-How, means possession of the ability (whether by license or ownership, or an Affiliate having possession by license or ownership) to grant a license or sublicense, of or within the scope set forth in this Agreement, without violating the terms of any written agreement with any Third Party.

1.9. “Corporate Holiday” means, with respect to a Party, a day on which the office of such Party is closed, and such Party gave prior notice and got prior consent from the other Party.

1.10. “Cover”, “Covering” or “Covered” means, with respect to a Patent, that, but for a license granted to a Party under a claim included in such Patent, the practice by such Party of an invention claimed in such Patent would infringe such claim or in the case of a Patent that is a patent application, would infringe a claim in such patent application if it were to issue as a patent.

1.11. “Daiichi Sankyo Technology” means the Daiichi Sankyo Patents and Daiichi Sankyo Know-How.

1.11.1. “Daiichi Sankyo Know-How” means Know-How related to the Licensed Compound or Product(s) that is Controlled by Daiichi Sankyo as of the Original Effective Date that are reasonably necessary to research, develop and manufacture the Licensed Compound or Product(s).

1.11.2. “Daiichi Sankyo Patents” means Patents Controlled by Daiichi Sankyo which includes Daiichi Sankyo Partially Owned Patent and Daiichi Sankyo Fully Owned Patent (each as defined below) as of the Original Effective Date, which are set forth in Exhibit B. Daiichi Sankyo Patents as of the Amendment Effective Date are set forth in Exhibit I.

(a) “Daiichi Sankyo Partially Owned Patents” means Patents partially Controlled by Daiichi Sankyo and partially in-licensed from [***], as of the Original Effective Date Covering the Licensed Compound or Product specifically set forth in Exhibit B. Daiichi Sankyo Partially Owned Patents as of the Amendment Effective Date are set forth in Exhibit I.

(b) “Daiichi Sankyo Fully Owned Patent” means Patents fully Controlled by Daiichi Sankyo as of the Original Effective Date Covering the Licensed Compound or Product specifically set forth in Exhibit B. Daiichi Sankyo Fully Owned Patents as of the Amendment Effective Date are set forth in Exhibit I.

1.12. “DMF” means a Drug Master File as more fully defined in 21 C.F.R. §314.420 in the United States or similar documents filed with a Regulatory Authority (hereinafter defined) in another jurisdiction.

1.13. “EMA” means the European Medicines Agency or any successor entity.

1.14. “Existing Clinical Trials” means any on-going clinical trials conducted by Daiichi Sankyo or its Affiliates as of the Original Effective Date listed on Exhibit C.

1.15. “FDA” means the United States Food and Drug Administration or any successor entity.

1.16. “Field” means all human prophylactic or therapeutic uses of the Licensed Compound for the prevention, or treatment of any Indication.

1.17. “First Commercial Sale” means the date on which a Product is first shipped by Nuvation Bio, its Affiliate, or its Sublicensee (hereinafter defined) in finished product form, packaged and labeled for sale in arm's length transactions to Third Parties (hereinafter defined) for commercial sale in any country in the Territory after Marketing Approvals (hereinafter defined) have been granted, or such sale is otherwise permitted, by the Regulatory Authority in such country, excluding the use of the Product for testing purposes and/or a sale for experimental, compassionate named patient, charitable or test market purposes.

1.18. “Foreground Technology” shall mean any Patent and Know-How that is conceived, discovered, developed, produced or reduced to practice (respectively called as “Foreground

Patents” and “Foreground Know-How”) after the Original Effective Date under this Agreement, (i) by or on behalf of employees, agents, or consultants of Daiichi Sankyo or its Affiliates (“Foreground Daiichi Sankyo Technology”), (ii) by or on behalf of employees, agents, or consultants of Nuvation Bio or its Affiliates and (iii) jointly by or on behalf of employees, agents, or consultants of Daiichi Sankyo or its Affiliates on the one hand, and employees, agents, or consultants of Nuvation Bio, its Affiliates, or its Sublicensees, on the other hand.

1.18.1. “Foreground Patent” means Patents with a Valid Claim to Inventions Covering the Licensed Compound or Product that are conceived of, discovered, developed, made and/or reduced to practice after the Original Effective Date under this Agreement, (i) by or on behalf of employees, agents, or consultants of Daiichi Sankyo or its Affiliates (“Foreground Daiichi Sankyo Patents”), (ii) by or on behalf of employees, agents, or consultants of Nuvation Bio or its Affiliates (“Foreground Nuvation Bio Patents”) and (iii) jointly by or on behalf of employees, agents, or consultants of Daiichi Sankyo or its Affiliates on the one hand, and employees, agents, or consultants of Nuvation Bio, its Affiliates, or its Sublicensees, on the other hand (“Foreground Joint Patents”). Foreground Joint Patents does not include Foreground Daiichi Sankyo Patents and Foreground Nuvation Bio Patents.

1.18.2. “Foreground Know-How” means Know-How specific to the Licensed Compound or Product(s) that is conceived, discovered, developed, produced or reduced to practice after the Original Effective Date under this Agreement (i) by or on behalf of employees, agents, or consultants of Daiichi Sankyo or its Affiliates (“Foreground Daiichi Sankyo Know-How”), (ii) by or on behalf of employees, agents, or consultants of Nuvation Bio or its Affiliates (“Foreground Nuvation Bio Know-How”), and (iii) jointly by or on behalf of employees, agents, or consultants of Daiichi Sankyo or its Affiliates on the one hand, and employees, agents, or consultants of Nuvation Bio, its Affiliates, or its Sublicensees, on the other hand (“Foreground Joint Know-How”).

1.19. “IND” means, in the United States an effective Notice of a Claimed Investigational New Drug Application filed with the FDA as more fully defined in 21 C.F.R. §312.3, and, with respect to every other country in the Territory, the equivalent application (i.e., a filing that must be made prior to commencing clinical testing of a Product in humans) for such country, filed with the applicable Regulatory Authority in such country.

1.20. “Indication” means, with respect to a Product, a prophylactic or therapeutic use for a particular disease or condition, with respect to which use at least one clinical trial is required to support the inclusion of such disease or condition in the indication statement of a package insert approved by a Regulatory Authority for such Product and for which an application for Marketing Approval (or a supplement, extension or amendment thereto) must be filed to obtain such approval by such Regulatory Authority.

1.21. “Invention” means any new or useful process, machine, manufacture, or composition of matter relating to or comprising the Licensed Compound or Product(s), and any improvement, enhancement, modification or derivative work to any Daiichi Sankyo Technology or Foreground Daiichi Sankyo Technology, that is conceived or first reduced to practice or first demonstrated to have utility during the Term in connection with the Parties' activities to develop, manufacture and commercialize the Licensed Compound and Product(s) anywhere in the world.

1.22. “Know-How” means confidential and proprietary information and tangible materials, whether patentable or unpatentable, including, without limitation: (a) ideas, discoveries, Inventions, improvements or trade secrets; (b) tests, assays, techniques, methods, procedures, formulas, processes and data, including, but not limited to, clinical data (including patient report forms, preliminary and final investigators' reports, statistical analyses, expert opinions and reports, safety and other electronic databases, Regulatory Filings and communications, and the like), pharmacological, preclinical and toxicological data, as well as manufacturing information and descriptions; and (c) pharmaceutical, chemical and biological materials, products and compositions of matter, provided that Know-How does not include any Patents.

1.23. “Licensed Compound” means (i) the compound identified by the internal Daiichi Sankyo compound code DS-1001b with the molecular structure set forth in Exhibit A, (ii) the compound identified by the internal Daiichi Sankyo compound code DS-1001a with the molecular structure set forth in Exhibit A and any compound that is any salt, hydrate, solvate, ester or stereoisomer of DS-1001a or DS-1001b, and (iii) Other Compound (hereinafter defined) that is agreed by the Parties to be included as the Licensed Compound in writing pursuant to Section 2.5.

1.24. “Market Exclusivity” means exclusive right to sell a Product in a country or region as the result of Applicable Laws, including data exclusivity, pediatric exclusivity.

1.25. “Marketing Approval” means, with respect to a Product, all approvals including conditional approvals, licenses, registrations or authorizations of any Regulatory Authority, necessary for the manufacturing, use, storage, import, transport and sale of such Product in any country within the Territory but excluding pricing or reimbursement approval where governmental approval is required for pricing, or for the Product to be reimbursed by national health insurance.

1.26. “NDA” means a New Drug Application, filed with the FDA to obtain Marketing Approval for a Product in the United States, or its foreign equivalent (or a supplement, extension or amendment thereto), or any successor application having substantially the same function.

1.27. “Net Sales” means the gross amounts invoiced for a Product sold by Nuvation Bio, its Affiliates, or its Sublicensees (each a “Selling Party”) in finished product form, packaged and labeled for sale in arm's length transactions to Third Parties, less the following deductions from such gross amounts: (a) normal and customary trade, cash and other discounts and allowances actually allowed by the Selling Party and taken by the customer; (b) credits, price adjustments or allowances actually granted to the customer for damaged goods, returns or rejections of the Product; (c) sales taxes or similar taxes, including duties or other governmental charges imposed on the sale of the Product (including value added taxes or other governmental charges, but excluding any income taxes), to the extent the Selling Party is not otherwise entitled to a credit or a refund for such taxes, duties or payments made; (d) chargeback payments, rebates, fees, and other adjustments, including those granted on price adjustments, billing errors, reimbursements or similar payments granted or given to wholesalers or other distributors, buying groups, health insurance carriers or other institutions, including those paid in connection with such sales to any governmental entity; and (e) any invoiced freight, shipping, insurance and other transportation charges. Net Sales, as set forth in this definition, will be calculated by applying the Selling Party's standard accounting practices, in accordance with generally accepted accounting principles used by the Selling Party, as consistently applied in its respective audited financial statements.

1.27.1. Sales between or among Nuvation Bio, its Affiliates and its Sublicensees may be excluded from the computation of Net Sales if such sales are not intended for end use, but Net Sales will include the subsequent final sales to Third Parties by Nuvation Bio, its Affiliates or its Sublicensees. Additionally, the following will not be included in Net Sales: (i) samples of a Product used to promote additional Net Sales, in amounts consistent with normal business practices of Nuvation Bio and (ii) disposal or use of a Product in clinical trials or under compassionate use, patient assistance, named patient use, or test marketing programs or other similar programs or studies where the Product is supplied without charge or at the actual manufacturing cost thereof.

1.27.2. In the event that a Product is sold as part of a Combination Product, where “Combination Product” means any unified dose of pharmaceutical product which is comprised of the Product and other therapeutically active compound(s) and/or ingredients (collectively, the “Other Products”), Net Sales of Product, for the purposes of determining royalty payments and achievement of sales milestones, shall be determined by multiplying the Net Sales of the Combination Product by the fraction, A / (A+B) where A is the weighted average sale price of the Product when sold separately in finished form, and B is the weighted average sale price of the Other Products sold separately in finished form. In the event that no separate sales are made of either the Product or the Other Products, the reasonably estimated commercial value thereof will be used instead of the sale price. Each of “weighted average sale price” and “reasonably estimated commercial value” shall be determined, on a country-by-country basis, as set forth below:

1.27.3. “Weighted average sale price” and “reasonably estimated commercial value,” as the case may be, for the Product and the Other Products shall be calculated once at the commencement of each Calendar Year and such amount shall be used during all applicable royalty reporting periods for the entire following Calendar Year. When determining the weighted average sale price of the Product or the Other Products, the weighted average sale price shall be calculated by dividing the Net Sales (translated into U.S. dollars in accordance with Section 5.8 hereof) by the units of active ingredient sold during the twelve (12) months (or the number of months sold in a partial Calendar Year) of the preceding Calendar Year for the respective Product or Other Products. “Reasonably estimated commercial value” shall be determined by agreement of the Parties using criteria to be mutually agreed upon by the Parties. If the Parties do not agree, such dispute shall be first referred to the discussion between the Parties in accordance with Section 11.1, but if not resolved as set forth in Section 11.1, shall be resolved in accordance with Section 11.2 hereof. In the Calendar Year in which the First Commercial Sale occurs, a forecasted weighted average sale price will be used for the Product and the Other Products, if applicable. Any over or under payment due to a difference between forecasted and actual weighted average sale prices will be paid or credited in the first royalty payment of the following Calendar Year.

1.28. “Other Compound” means any compound that is Covered in Daiichi Sankyo Patents other than (i) the compound identified by the internal Daiichi Sankyo compound code DS-1001b with the molecular structure set forth in Exhibit A or (ii) the compound identified by the internal Daiichi Sankyo compound code DS-1001a with the molecular structure set forth in Exhibit A and any compound that is any salt, hydrate, solvate, ester or stereoisomer of DS-1001a or DS-1001b.

1.29. “Patents” means any of the following: (a) any issued and unexpired patent, including without limitation, any inventor's certificate, substitution, extension, re-registration, confirmation, reissue, re-examination, re-validation, renewal or any similar governmental grant for protection of inventions (including, but not limited to, patent term extensions, pediatric exclusivity or supplementary protection certificate); (b) any patent application including, without limitation, any continuation, divisional, substitution, continuation-in-part, provisional applications and converted provisional applications; and (c) all foreign counterparts of any of the foregoing.

1.30. “PCT Application” means a patent application which is filed under The Patent Cooperation Treaty (PCT).

1.31. “Phase 2 Clinical Trial” means a human clinical trial of the Licensed Compound or a Product, the principal purpose of which is a determination of safety and efficacy in the target patient population, which is prospectively designed to generate sufficient data that may permit commencement of Pivotal Clinical Trials (hereinafter defined), or a similar clinical study prescribed by the Regulatory Authorities, from time to time, pursuant to law or otherwise, including the trials referred to in 21 C.F.R. §312.21(b), as amended, irrespective of whether it is nominally titled or referred to as a “Phase 2 clinical trial” or “Phase 2 clinical study”.

1.32. “Phase 3 Clinical Trial” means a human clinical trial of the Licensed Compound or a Product on a sufficient number of subjects in an indicated patient population that is designed to establish that the Licensed Compound or the Product is safe and efficacious for its intended use and to determine the benefit/risk relationship, warnings, precautions, and adverse reactions that are associated with such Licensed Compound or Product in the dosage range to be prescribed, which trial is intended to support Marketing Approval of such Licensed Compound or Product, including all tests and studies that are required by the Regulatory Authorities from time to time, pursuant to Applicable Laws or otherwise, including the trials referred to in 21 C.F.R. §312.21(c), as amended, irrespective of whether it is nominally titled or referred to as a “Phase 3 clinical trial” or“ Phase 3 clinical study”.

1.33. “Pivotal Clinical Trial” means a Phase 3 Clinical Trial or any other clinical trial that has been identified by Regulatory Authority as being sufficient to obtain Marketing Approval to market the Product in a given Indication.

1.34. “Product” means any pharmaceutical preparations in all dosage forms which contain the Licensed Compound as an active ingredient, whether alone or in combination with other active pharmaceutical ingredient(s).

1.35. “Regulatory Authority” means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the research, development, manufacture, commercialization or other use (including the granting of Marketing Approvals) of Product(s) in any country in the Territory including, with respect to the United States of America, the FDA, with respect to the European Union, the EMA, and with respect to Japan, the PMDA/MHLW.

1.36. “Regulatory Filings” means, collectively, all INDs for the Licensed Compound, the DMF, any application for Marketing Approval, Marketing Approvals and other filings for Product(s), such as annual reports, required by any Regulatory Authority in any country in the Territory.

1.37. “Sublicensee” means any Third Party or Affiliate of Nuvation Bio that is granted a sublicense of the rights granted in Section 2.1 by Daiichi Sankyo hereunder in accordance with the terms of Sections 2.2 and 2.3, regardless of the number of intermediate sublicenses (tiers) granted between Nuvation Bio and such Nuvation Bio’s Affiliate(s) or Third Party.

1.38. “Term” has the meaning provided in Section 10.1

1.39. “Territory” means all countries and territories in the world, provided that Japan is excluded from the Territory from the Original Effective Date up to (but not including) the Amendment Effective Date.

1.40. “Third Party” means any entity other than a Party or an Affiliate of a Party.

1.41. “Valid Claim” means [***]

2. License Grants

2.1. Scope of Grant.

2.1.1. License. In consideration of and subject to the terms and conditions of this Agreement, Daiichi Sankyo grants to Nuvation Bio, a royalty-bearing, exclusive (even as to Daiichi Sankyo, except as otherwise expressly set forth herein) right and license in the Field in the Territory (but with respect to the license grant in Japan, only on and after the Amendment Effective Date), with the right to grant one or more sublicenses in accordance with the terms of Sections 2.2 and 2.3, under the Daiichi Sankyo Technology: (a) to research and develop the Licensed Compound and Product(s); (b) to make, have made, use, import and export the Licensed Compound for the purpose of making, having made, using, offering for sale, selling, marketing, distributing, importing and exporting Product(s); and (c) to make, have made, use, offer for sale, sell, have sold, market, distribute, import and export Product(s).

2.1.2. Retained Rights. Notwithstanding anything in this Agreement to the contrary, (i) on and after the Original Effective Date until the Amendment Effective Date, Daiichi Sankyo retains the rights in the Field in the Territory under the Daiichi Sankyo Technology and the Foreground Daiichi Sankyo Technology to, and cause its Affiliate and contract manufacture organization to, (a) make, have made, use, import and export the Licensed Compound for the purpose of making, having made, using, offering for sale, selling, marketing, distributing, importing and exporting Product(s) in and to Japan; and (b) make, have made, use and import and export Product(s) for the same purpose as (a) above, and (ii) on and after the Amendment Effective Date, Daiichi Sankyo retains the rights in the Field in Japan under the Daiichi Sankyo Technology and the Foreground Daiichi Sankyo Technology to, and cause its Affiliate and contract manufacture organization to, (a) make, have made, use, import, export and otherwise exploit the Licensed Compound solely for [***]and (b) make, have made, use and import, export and otherwise exploit Product(s) for [***].

2.2. Sublicenses. Nuvation Bio may grant sublicenses of the license granted under Section 2.1 to one or more sublicensees. Such sublicenses may be granted with or without the right to grant further sublicenses through multiple tiers, provided that Nuvation Bio shall notify Daiichi Sankyo of the identity of each proposed sublicensee including contract manufacturing organization and obtain approval from Daiichi Sankyo in accordance with Section 2.3, and give Daiichi Sankyo a reasonable opportunity to review and comment on the terms of the proposed sublicense. Nuvation Bio will ensure that all Sublicensees are bound by the same obligations as those set forth hereunder, including, but not limited to the obligations of confidentiality and non-use of Confidential Information. Nuvation Bio will be liable to Daiichi Sankyo for the acts and omissions of its Sublicensees, and for any breach of the terms of this Agreement by a Sublicensee without regard to whether Daiichi Sankyo approved such Sublicensee or raised any objection or concerns about such sublicense at the time it was executed. On or before the anniversary of the Original Effective Date until the expiration or termination of the Term, Nuvation Bio shall provide Daiichi Sankyo an annual sublicense report describing: (a) identity (name and address) of all current Sublicensees (including Nuvation Bio’s Affiliate as of the Original Effective Date who is granted sublicense pursuant to Section 2.3), irrespective of tiers of sublicense and (b) the nature and scope of sublicense (subject activities, geographical location, etc.).

2.3. Approval of Proposed Sublicensees. Promptly after the Original Effective Date, and on the anniversary of the Original Effective Date in each year of the Term thereafter, Nuvation Bio shall provide Daiichi Sankyo a list of proposed sublicensees for review and preapproval, which approval shall not be unreasonably withheld. Daiichi Sankyo shall review such list and inform Nuvation Bio in writing of any potential sublicensee(s) on the list that are approved (such approval shall not be unreasonably withheld, delayed or conditioned), provided that such approval is not required if the sublicensee is an existing Affiliate of Nuvation Bio as of the Original Effective Date. If Daiichi Sankyo does not notify Nuvation Bio of its approval of a proposed sublicensee within [***] days of receiving the list from Nuvation Bio, such sublicensee shall be deemed approved. If Nuvation Bio wishes to engage a sublicensee that is not on the then-current list of approved Sublicensees, it may request approval of such sublicensee by submitting a written request to Daiichi Sankyo. Daiichi Sankyo shall review such request and inform Nuvation Bio in writing if such proposed sublicensee is approved. If Daiichi Sankyo does not notify Nuvation Bio of its approval of a sublicensee within [***] days of receiving the request from Nuvation Bio, such sublicensee shall be deemed approved. Any denial of approval by Daiichi Sankyo shall be made in good faith based on reasonable concerns related to the particular sublicensee. If requested by Nuvation Bio, Daiichi Sankyo shall discuss its reasons for denying approval of a sublicensee. For clarity, approval of a sublicensee by Daiichi Sankyo does not change or limit Nuvation Bio’s obligations under this Agreement.

2.4. Foreground Technology.

2.4.1. Foreground Patents. During the Term, each Party (on and after the Amendment Effective Date, the Party bearing the obligation hereunder shall be Daiichi Sankyo only. The same shall apply hereinafter in this Section 2.4.1) shall disclose the Foreground Patents (on and after the Amendment Effective Date, the Foreground Patents to be disclosed hereunder shall be limited to the Foreground Daiichi Sankyo Patents. The same shall apply hereinafter in this Section 2.4.1) to the other Party before filing (The Party which discloses such information is called the “Disclosing Party”, and the other Party is called the “Receiving Party” in this Section). The Receiving Party (on and after the Amendment Effective Date, the Receiving Party shall mean Nuvation Bio. The same shall apply hereinafter in this Section 2.4.1) shall notify the Disclosing Party (on and after the Amendment Effective Date, the Disclosing Party shall mean Daiichi Sankyo. The same shall apply hereinafter in this Section 2.4.1) whether the Receiving Party desires to obtain a license for such Foreground Patents no later than [***] months before filing of PCT Application. In case that the Receiving Party notifies the Disclosing Party that it desires to obtain the license under such Foreground Patents, the Disclosing Party shall grant the Receiving Party a royalty-free, exclusive right and license, with the right to grant one or more sublicenses under such Foreground Patents within the scope of (a) researching and developing the Licensed Compound and Product(s); (b) making, having made, using, importing and exporting the Licensed Compound for the purpose of making, having made, using, offering for sale, selling, marketing, distributing, importing and exporting Product(s); and (c) making, having made, using, offering for sale, selling, having sold, marketing, distributing, importing and exporting Product(s), in the Field in the Territory. The Foreground Daiichi Sankyo Patents to which Nuvation Bio is granted a sublicensable, royalty-free, exclusive right and license under this section as of the Amendment Effective Date are set forth in Exhibit J.

2.4.2. Foreground Know-How. During the Term, each Party (on and after the Amendment Effective Date, the Party bearing the obligation hereunder shall be Daiichi Sankyo only. The same shall apply hereinafter in this Section 2.4.2) shall disclose the Foreground Know-How (on and after the Amendment Effective Date, the Foreground Know-How to be disclosed hereunder shall be limited to the Foreground Daiichi Sankyo Know-How. The same shall apply hereinafter in this Section 2.4.2) to the other Party after such Foreground Know-How is obtained by such Party (The Party which discloses such information is called “Disclosing Party”, and the other Party is called “Receiving Party” in this Section). In case that the Receiving Party (on and after the Amendment Effective Date, the Receiving Party shall mean Nuvation Bio. The same shall apply hereinafter in this Section 2.4.2) notifies the Disclosing Party (on and after the Amendment Effective Date, the Disclosing Party shall mean Daiichi Sankyo. The same shall apply hereinafter in this Section 2.4.2) in writing that it desires to obtain the license under such Foreground Know-How, the Disclosing Party shall grant to the Receiving Party, a royalty-free, exclusive right and license, with the right to grant one or more sublicenses under such Foreground Know-How in the Field in the Territory (other than Japan when Nuvation Bio is the licensee before the Amendment Effective Date, and Japan when Daiichi Sankyo is the licensee before the Amendment Effective Date): (a) to research and develop the Licensed Compound and Product(s); (b) to make, have made, use, import and export the Licensed Compound for the purpose of making, having made, using, offering for sale, selling, marketing, distributing, importing and exporting Product(s); and (c) to make, have made, use, offer for sale, sell, have sold, market, distribute, import and export Product(s).

2.5. Expansion of the Definition of Licensed Compound. In the event that Nuvation Bio wishes to develop or commercialize Other Compound, it shall request Daiichi Sankyo written approval thereof, and the Parties shall discuss in good faith expansion of the definition of Licensed Compound to include such Other Compound. Should the Parties so agree in writing, then such Other Compound shall, from such point forward, be the Licensed Compound.

2.6. No Other Rights. It is expressly understood that Nuvation Bio is not granted any rights to the Daiichi Sankyo Technology and the Daiichi Sankyo’s interest in Foreground Technology, except as expressly provided in Sections 2.1, 2.2 and 2.4.

3. Governance, Development and Commercialization

3.1. Governance

3.1.1. Joint Operational Team. From the Original Effective Date to the Amendment Effective Date, the Parties shall establish a joint operational team (“Joint Operational Team”) and any other appropriate governing bodies to guide and monitor each Party’s clinical development, manufacturing and commercialization of the Licensed Compound and Product and to share information regarding the Parties’ respective activities to coordinate the clinical development and commercialization of the Product. The Joint Operational Team and any other governing bodies shall be composed of equal number of representatives from each Party. Meetings of the Joint Operational Team shall be scheduled from time to time by mutual agreement of the Parties or upon request of one Party but in no event less than (i) once every [***] months. Without limiting the generality of the foregoing, its duties shall include (but not be limited to) as follows;

(a) disclosing and reviewing recent progress and future plans;

(b) disclosing and reviewing any information regarding Third Party Licenses set forth in the Section 3.7;

(c) disclosing and reviewing any information regarding clinical safety and pharmacovigilance:

(d) resolving any dispute regarding the development of the Licensed Compound between the Parties stipulated in Section 3.1.2; and

(e) disclosing and reviewing any Foreground Technology which is conceived, discovered, developed, produced or reduced to practice by a Party.

3.1.2. Report. Each Party shall deliver to the other Party the report including plans, status, and results in fulfilling their obligation set forth in the Section 3.2.2 in quarterly basis. In particular, Each Party shall provide the other Party with (i) key updates from the last time meeting, (ii) Party’s annual goal, milestone, and progress, (iii) issues and risks of a Party’s activity under this Agreement. Receiving Party shall review the report and if there is something that it may have adverse effect on the development of Licensed Compound by Receiving Party, Receiving Party shall notify Disclosing Party and the Parties shall discuss in good faith in the Joint Operational Team for [***] Business Days to resolve. If the Parties may not reach an agreement in the Joint Operational Teams, the Head of R&D Division or another applicable representative who shall control such matter of Daiichi Sankyo and chief executive officer of Nuvation Bio shall discuss in good faith for [***] Business Days. If the Parties may not reach an agreement by the discussion with each representative, each Party shall have the right to determine its activity in its territory (the Territory in case of Nuvation Bio, Japan in case of Daiichi Sankyo). It is agreed that the provision in this Section 3.1.2 shall be effective from the Original Effective Date to the Amendment Effective Date.

3.1.3. Other Communication. Notwithstanding anything in Section 3.1.1 and 3.1.2 to the contrary, from the Original Effective Date to the Amendment Effective Date, either Party shall immediately inform the other Party of any matter which may have an effect on the development, commercialization, or any other activity by the other Party in order to consider whether a Party shall request to hold the meeting of Joint Operational Team pursuant to Section 3.1.1.

3.2. Research and Development

3.2.1. Responsibility. Nuvation Bio will be solely responsible at its expense for research, development and registration of the Licensed Compound and Product(s) in the Field in the Territory after the Original Effective Date (but with respect to Japan, only on and after the Amendment Effective Date), provided that, [***].

3.2.2. Diligence. Nuvation Bio, either directly or through one or more of its Affiliates or Sublicensees, will use Commercially Reasonable Efforts to receive Marketing Approvals in the Territory in the Field and to maintain the same during the Term (but with respect to Japan, only on and after the Amendment Effective Date) for [***] glioma, [***] and (c) in any country within the Territory [***] for use in the Field; provided that, with respect to subsection (c) above, the requirement may be met by (i) Marketing Approvals for [***] Indications in one country, (ii) Marketing Approvals for the same Indication in each of [***] countries or (iii) the combination of the foregoing. Nuvation Bio, either directly or through one or more of its Affiliates or Sublicensees, (x) shall use Commercially Reasonable Efforts to [***]and (y) shall use Commercially Reasonable Efforts to [***].

3.2.3. Further Development. Nuvation Bio shall conduct all clinical trials and non-clinical studies that it deems appropriate to obtain Marketing Approval(s) within the Territory during the Term (but with respect to clinical trials and non-clinical studies in Japan, only on and after the Amendment Effective Date). On or before December 31st of each year, Nuvation Bio shall provide Daiichi Sankyo an annual development report describing: (a) the achievement of any development milestone event described in Section 5.3 of this Agreement; (b) any other significant or material events in the development of the Licensed Compound, and/or Product(s); and (c) a summary of development milestones specified in Section 5.2 expected to be achieved for the Licensed Compound and/or each Product during the subsequent Calendar Year. Until all the development milestone payments set forth in Section 5.2 are paid by Nuvation Bio, such reports shall also include a good faith projection of the current development plan for each Product. In addition to such annual reports, Nuvation Bio shall inform immediately Daiichi Sankyo in writing of any material change to its research and development plan.

3.2.4. Regulatory Submissions. During the Term (but with respect to Japan, only on and after the Amendment Effective Date), Nuvation Bio shall be responsible for the preparation, filing and maintenance of all Regulatory Filings and related submissions with respect to the Licensed Compound and Product(s) in the Territory and shall bear the cost of such preparation, filing and maintenance of Regulatory Filings. Nuvation Bio shall be responsible for all regulatory interactions and responsibilities relating to obtaining any Marketing Approval in the Territory during the Term (but with respect to Japan, only on and after the Amendment Effective Date).

3.3. Commercialization.

3.3.1. Responsibility. Nuvation Bio will be solely responsible at its own expense for commercialization of Product(s) in the Field in the Territory during the Term (but with respect to Japan, only on and after the Amendment Effective Date).

3.3.2. Diligence. Nuvation Bio shall have the sole responsibility to commercialize Products throughout the Territory during the Term (but with respect to Japan, only on and after the Amendment Effective Date). Nuvation Bio, either directly or through its Affiliates, and/or its Sublicensees, shall use Commercially Reasonable Efforts to launch Product(s) in the Territory in the Field as soon as reasonably practicable after receipt of the Marketing Approval in a country where such Marketing Approval was obtained, and thereafter to market, promote and sell Product(s) in the Territory in the Field in such country.

3.4. Manufacturing.

3.4.1. Responsibility. Nuvation Bio will be solely responsible for manufacturing of all of the Licensed Compound and Product(s) that are necessary for further development and commercialization of such Licensed Compound and Product(s) in the Territory after the Original Effective Date (but with respect to Japan, only on and after the Amendment Effective Date). Manufacturing of the Licensed Compound and Product(s) in the Territory may be done by Nuvation Bio directly, or through an Affiliate or Sublicensee, provided that Daiichi Sankyo is informed of any sublicensing of Daiichi Sankyo Technology to an Affiliate as provided in Section 2.2, or Nuvation Bio has obtained approval to grant a sublicense to the Sublicensee as provided in Section 2.3. For the avoidance of doubt, Daiichi Sankyo shall not be responsible for manufacturing Licensed Compound or Product in the Territory including Japan on and after the Amendment Effective Date except for [***].

3.4.2. Existing Stock of Materials. Within [***] Business Days after Nuvation Bio notifies Daiichi Sankyo of the location where the existing stock of materials will be delivered, Daiichi Sankyo will make arrangements to deliver to Nuvation Bio or its designee the existing stock of the Licensed Compound and other materials that are listed in Exhibit D. Upon request, appropriate documentation will be provided for all materials transferred pursuant to this Section 3.4.2. Such stock of the Licensed Compound and other materials set forth in this Section 3.4.2 will be provided, free of charge, by Daiichi Sankyo to Nuvation Bio; provided, however, that all related shipping costs and insurance shall be paid by Nuvation Bio. All materials provided under this Section 3.4.2 are provided “as-is” and subject to Section 8.3 (Disclaimer of Warranties) and Section 8.4 (Limitation of Liability) of this Agreement. The Parties agree and acknowledge that Daiichi Sankyo has provided all the existing stock of the Licensed Compound and other materials that are listed in Exhibit D prior to the Amendment Effective Date as per this Section 3.4.2.

3.5. Pharmacovigilance Agreement. From the Original Effective Date to the Amendment Effective Date, in the case that either Party, its Affiliate, or Sublicensee obtains the information concerning pharmacovigilance data (e.g. safety information regarding case reports, a product labeling change, safety measures and others) for any Product(s), such Party shall notify the other Party (and, in respect of Nuvation Bio, its Affiliate, or Sublicensee) of such information.

3.6. Compliance. Nuvation Bio and all of its Affiliates and Sublicensees will conduct all research, development, regulatory, manufacturing and commercialization activities with respect to the Licensed Compound and/or Product(s) in compliance with all material respects for all applicable legal requirements and regulatory standards including GLP, GCP and GMP, to the extent applicable, and in compliance with all other Applicable Laws.

3.7. Third Party Licenses. If Nuvation Bio finds any Patent that is Controlled by a Third Party and which Nuvation Bio believes is necessary to research, develop, register, manufacture and commercialize the Licensed Compound and Product(s) in the Field in the Territory, Nuvation Bio shall obtain a license from such Third Party under such Patent (“Third Party License”). Nuvation Bio will be responsible for all obligations arising from such Third Party License executed on and after the Original Effective Date. In the event that Nuvation Bio obtains Third Party License, [***]. During the term from the Original Effective Date to the Amendment Effective Date, in advance of obtaining a Third Party License, Nuvation Bio shall notify Daiichi Sankyo at the meeting of Joint Operational Team, and if Daiichi Sankyo desires to obtain such Third Party License in Japan, Daiichi Sankyo and Nuvation Bio shall discuss in good faith regarding the terms and conditions of a license agreement for such Third Party License. Daiichi Sankyo will be responsible for all obligations arising from agreements with Third Parties executed before the

Original Effective Date that are necessary to research, develop, register manufacture and commercialize Product(s) in the Territory including without limitation the [***].

3.8. Competing Programs.

3.8.1. Non-Compete. During the Term (but with respect to Japan, only on and after the Amendment Effective Date), Nuvation Bio shall not, itself or through its Affiliates or Sublicensee, conduct, participate in, or advise, assist or enable any Third Party to conduct or participate in, any research, development, commercialization or manufacturing of any [***] in the Territory. During the Term (but with respect to Japan, only on and after the Amendment Effective Date), Daiichi Sankyo shall not, itself or through its Affiliates, conduct, participate in, or advise, assist or enable any Third Party to conduct or participate in, any development or commercialization of any [***] in the Territory.

3.8.2. Acquired Molecules. During the Term, if Nuvation Bio or its Affiliate, as a result of a merger or other transaction, acquires or is acquired by a Third Party that is developing and/or distributing, marketing or selling, either on its own or through such Third Party’s affiliate or licensee, a product that contains [***], the surviving entity in such transaction shall discontinue development or commercialization of, or divest such [***] within [***] calendar days after such transaction is completed.

3.8.3. Confidential Information. During and after the Term, Nuvation Bio shall not and shall, cause its Affiliates, and its Sublicensees not to, use any Daiichi Sankyo Technology or any Confidential Information received from Daiichi Sankyo for any purpose, including to research, develop, register, manufacture, or commercialize any compound and product other than the Licensed Compound and Product(s), other than expressly allowed under this Agreement.

3.9. Retention of Data. Each Party, its Affiliate and Sublicensee shall keep any document and material related to any clinical study conducted under this Agreement, provided that, it may destroy such document or material with prior consent by the other Party. If (i) a Regulatory Authority requests a Party to provide, or (ii) the Party reasonably consider that it shall provide to a Regulatory Authority, any data or other information for the purpose of any Regulatory Filing of any Product and the other Party retains such data or information, the other Party shall immediately provide it with the Party.

4. Technology Transfer.

4.1. Non-Clinical Data. Within [***] Business Days after the Original Effective Date, Daiichi Sankyo will provide to Nuvation Bio the non-clinical data and study reports listed in Exhibit E, that are necessary for Nuvation Bio to submit Regulatory Filings to develop or commercialize Licensed Compound and Product(s) in any country in the Territory. Such provision of data and study reports, and any other information will be done through an electronic data room or other reasonable means, as determined by Daiichi Sankyo after consulting with Nuvation Bio. Daiichi Sankyo will provide such data and study reports in the original language and Daiichi Sankyo shall not be obligated to translate such documents. The Parties agree and acknowledge that Daiichi Sankyo has provided all the non-clinical data and study reports listed in Exhibit E prior to the Amendment Effective Date as per this Section 4.1.

4.2. Clinical Data. Within [***] Business Days after the Original Effective Date, Daiichi Sankyo will provide to Nuvation Bio the clinical data or study reports listed in Exhibit F, that are necessary for Nuvation Bio to submit a Regulatory Filings or a similar application for approval to develop or commercialize Product(s) in any jurisdiction. Such provision of documents, reports, data, analytical reports, and any other information will be done through an electronic data room or other reasonable means, as determined by Daiichi Sankyo after consulting with Nuvation Bio. Daiichi Sankyo will provide data and study reports in the original language and Daiichi Sankyo shall not be obligated to translate such documents. The Parties agree and acknowledge that Daiichi Sankyo has provided all the clinical data and study reports listed in Exhibit F prior to the Amendment Effective Date as per this Section 4.2.

4.3. Manufacturing Technology. Within [***] Business Days after the Original Effective Date, Daiichi Sankyo will provide to Nuvation Bio, the documents, reports, data, analytical reports, and other information listed in Exhibit G that are necessary to manufacture the Licensed Compound and Product(s). Such provision of documents, reports, data, analytical reports, and any other information will be done through an electronic data room or other reasonable means, as determined by Daiichi Sankyo after consulting with Nuvation Bio. Daiichi Sankyo will provide data and study reports in the original language and Daiichi Sankyo shall not be obligated to translate such documents. The Parties agree and acknowledge that Daiichi Sankyo has provided all the documents, reports, data, analytical reports, and other information listed in Exhibit G prior to the Amendment Effective Date as per this Section 4.3.

4.4. Transfer of Safusidenib Data. Within [***] calendar days after the Amendment Effective Date, Daiichi Sankyo will provide to Nuvation Bio nonclinical, preclinical, and [***], documents and study reports, specifically listed in Exhibit H (collectively, the “Safusidenib Data”). For the avoidance of doubt, [***], Daiichi Sankyo shall provide to Nuvation Bio any data, documents, and study reports generated from the [***], and such data, documents, and study reports shall be deemed to constitute Safusideinib Data. Safusidenib Data specified in this Section 4.4 shall be deemed Foreground Daiichi Sankyo Know-How granted to Nuvation Bio pursuant to Section 2.4.2. Such provision of Safusidenib Data will be done through an electronic data room or other reasonable means, as mutually agreed upon by the Parties. Daiichi Sankyo will provide Safusidenib Data in the original language and Daiichi Sankyo shall not be obligated to translate such documents. For the avoidance of doubt, Daiichi Sankyo retains all ownership and title in and to the Safusidenib Data. Notwithstanding the foregoing, the Parties acknowledge that Exhibit H attached hereto represents the latest agreed version of the Safusidenib Data as of the Amendment Effective Date, and the Parties shall finalize the contents of Exhibit H in writing promptly after the execution of this Agreement.

4.5. Assistance. Following the technology transfer under Sections 4.1, 4.2, and 4.3 upon the request of Nuvation Bio, appropriate personnel at Daiichi Sankyo will remain reasonably available to answer questions and to provide other assistance including assistance to obtain notarized certificates of a contract research organization relating to preclinical or clinical studies that were conducted by Daiichi Sankyo that a Regulatory Authority requires Nuvation Bio to include in Regulatory Filings up to [***] year from the Original Effective Date, subject to reasonable conditions and consent with Daiichi Sankyo. Nuvation Bio shall reimburse Daiichi Sankyo for reasonable out-of-pocket expenses that are required to provide assistance specified in this Section 4.5 to Nuvation Bio, in accordance with Nuvation Bio’s expense reimbursement policies, and shall pay Daiichi Sankyo a rate of [***] per day per person for the time expended by Daiichi Sankyo personnel for travel outside of Japan requested by Nuvation Bio. The Parties agree and acknowledge that, prior to the Amendment Effective Date, the [***] year assistance period under this Section 4.5 expired, Daiichi Sankyo has no further obligations under this Section 4.5, and AnHeart satisfied in full all payment and reimbursement obligations thereunder, and no additional amounts shall be payable by Nuvation Bio under this Section 4.5.

4.6. Assistance Relating to Safusidenib Data. Following the technology transfer under Section 4.4 of this Agreement and for up to [***] year from the Amendment Effective Date, upon the reasonable request of Nuvation Bio, appropriate personnel at Daiichi Sankyo will remain reasonably available to answer questions regarding Safusidenib Data and to provide Nuvation Bio at Daiichi Sankyo’s absolute and sole discretion with assistance to obtain notarized certificates of a contract research organization relating to preclinical or clinical studies that were conducted by Daiichi Sankyo that a Regulatory Authorities requires Nuvation Bio to include in Regulatory Filings, subject to reasonable conditions and consent with Daiichi Sankyo and to the extent reasonably necessary for Regulatory Filings. Daiichi Sankyo will grant Nuvation Bio or its designee a permanent, exclusive and irrevocable right of access and reference to the Regulatory Filings of the [***] conducted by Daiichi Sankyo and will cooperate to make the benefits of such Regulatory Filings available to Nuvation Bio or its designee. For clarity, Daiichi Sankyo shall not be required to conduct any additional research or clinical trials/studies on the Licensed Compound or Product whether such research or clinical trials/studies are requested by Regulatory Authority or any other Third Party. Nuvation Bio shall reimburse Daiichi Sankyo for reasonable out-of-pocket expenses that are required to provide assistance specified in Sections 4.4 and 4.6 to Nuvation Bio and shall also pay Daiichi Sankyo a rate of [***] per day per person for the time expended by Daiichi Sankyo personnel for travel outside of Japan requested by Nuvation Bio.

4.7. Assistance Relating to Material

4.7.1. Daiichi Sankyo, at its sole and absolute discretion and for up to [***] years after the Amendment Effective Date (the “Assistance Period”), will (i) provide to Nuvation Bio with Materials (defined below) reasonably requested by Nuvation Bio and reasonably necessary for the Regulatory Filings of the Product and regulatory activities in relation with such Regulatory Filings (“Regulatory Activities”) and (ii) make its personnel available to answer questions regarding such Material to the extent reasonably necessary for Regulatory Activities. Such request by Nuvation Bio shall be made in writing and succinctly make clear (a) what Material Nuvation Bio requests Daiichi Sankyo to provide with, (b) the purpose of the use of such Material and (c) until what date Nuvation Bio needs to receive such Material, which date shall take into account reasonable lead time for Daiichi Sankyo to prepare and respond to Nuvation Bio’s request. Daiichi Sankyo retains all ownership and title in and to the Material. Nuvation Bio shall not use, or cause or permit the use of, the Material, directly or indirectly in any manner that confers on any Third Party intellectual property right in or to the Material. Nuvation Bio shall make best effort to solely deal with regulatory communications with Regulatory Authority and conduct Regulatory Activities without any involvement or assistance by Daiichi Sankyo except for the cases where it is objectively required for Daiichi Sankyo in accordance with Applicable Laws. For the purpose of this Agreement, “Material” means, other than the Safusidenib Data, any specific documents, data and any information: (i) (a) related to pre-clinical or clinical studies of the Licensed Compound and/or (b) related to manufacturing and quality of the Licensed Compound that Daiichi

Sankyo and/or its contract research organizations conducted, and (ii) that are still in existence as of the date of Nuvation Bio’s request to Daiichi Sankyo at the Daiichi Sankyo or contract research organizations’ facilities. For the avoidance of doubt, documents and data must satisfy both (i) and (ii) to fall within the definition of “Material”. For clarity, Material that Daiichi Sankyo have provided/ or will provide Nuvation Bio under this Agreement shall be deemed Confidential Information of Daiichi Sankyo but shall not be included in Daiichi Sankyo Know-how or Daiichi Sankyo Technology.

4.7.2. All reasonable costs and expenses, including, without limitation, search for the Material requested by Nuvation Bio, making copies of such Material, delivery and transportation of such Material, license fees if necessary or required by a Third Party incurred in connection with the performance of Daiichi Sankyo’s obligations hereunder shall be borne by Nuvation Bio (“Material Related Costs”). Nuvation Bio shall reimburse Daiichi Sankyo for (i) the Material Related Costs and (ii) the reasonable internal costs determined on the basis of FTE costs at a rate of [***] per FTE per hour (“FTE Costs”) and (iii) any other direct out of pocket costs reasonably incurred by Daiichi Sankyo in the furtherance of or in connection with the performance of Daiichi Sankyo’s obligations under this Section 4.7 and preparations that Daiichi Sankyo performed to search for Material requested by Nuvation Bio and communications with Nuvation Bio (including answering questions regarding Materials as per Section 4.7.1) after Amendment Effective Date (collectively including Material Related Costs and FTE Costs, “Cost”). Daiichi Sankyo will provide the Materials in the original language and Daiichi Sankyo shall not be obligated to translate them.

5. Payments.

5.1. Upfront Payment.

5.1.1. In consideration of Daiichi Sankyo’s grant of the rights and licenses to Nuvation Bio hereunder, Nuvation Bio shall pay Daiichi Sankyo a non-refundable, non-creditable payment of [***] within [***] Business Days of the Original Effective Date. The Parties agree and acknowledge that AnHeart has fully paid such upfront payment prior to the Amendment Effective Date and no additional amounts shall be payable by Nuvation Bio pursuant to this Section 5.1.1.

5.1.2. In consideration of Daiichi Sankyo’s grant of the additional rights and licenses to Nuvation Bio hereunder on and after the Amendment Effective Date, Nuvation Bio shall pay Daiichi Sankyo a non-refundable, non-creditable payment of [***] within [***] Business Days of the Amendment Effective Date.

5.2. Development Milestones. As further consideration for Daiichi Sankyo’s grant of the rights and licenses to Nuvation Bio hereunder, Nuvation Bio shall pay Daiichi Sankyo the following non-refundable, non-creditable milestone payments with respect to a Product to achieve the milestone events on an Indication-by-Indication described below. Nuvation Bio shall promptly (and in any event within [***] Business Days after achievement of such milestone event) notify Daiichi Sankyo in writing of the achievement of any such milestone event. Daiichi Sankyo shall issue Nuvation Bio an invoice for the amount of the corresponding milestone payment. Nuvation Bio shall pay within [***] Business Days after receipt of an invoice therefor from Daiichi Sankyo.

If at the time any given milestone payment set forth in this Section 5.2 is due and one or more preceding milestone payments for antecedent level of milestone events for the same Indication in the same geographic category (i.e., [***], or anywhere in the Territory other than [***]) have not been paid, then such unpaid precedent milestone payments shall be paid at such time as well. In respect of the geographic category in this Section 5.2, [***] is not included in [***], but is included in anywhere in the Territory other than [***]. For clarity, Nuvation Bio shall be required to pay each development milestone payment only once, regardless of the order in which the milestone events occur. [***].

5.2.1. Indication glioma

Milestone Event	Payment Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

5.2.2. Indication [***]

Milestone Event	Payment Amount
[***]	[***]
[***]	[***]
[***]	[***]

5.2.3. Indication other than glioma [***]

Milestone Event	Payment Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

5.3. Sales Milestone Payments. As further consideration for Daiichi Sankyo’s grant of the rights and licenses to Nuvation Bio hereunder, Nuvation Bio shall pay to Daiichi Sankyo the following payments upon the first achievement of the following levels of aggregate annual Net Sales of all Products by Nuvation Bio, its Affiliates, and its Sublicensees. If two or more sales milestone events are achieved in the same Calendar Quarter, then Nuvation Bio shall pay to Daiichi Sankyo all of the applicable milestone payments achieved in such Calendar Quarter. Nuvation Bio shall deliver written notice to Daiichi Sankyo within [***] Business Days after the end of the Calendar Quarter in which a sales milestone threshold described in this Section 5.3 is achieved for the first time. Aggregate annual Net Sales of all Products shall be calculated based on Net Sales for each Calendar Year. Daiichi Sankyo shall issue Nuvation Bio an invoice for the amount corresponding to the applicable sales milestones event. Nuvation Bio shall pay Daiichi Sankyo within [***] Business Days after receipt of an invoice therefor from Daiichi Sankyo.

Milestone Event	Payment Amount
[***]	[***]
[***]	[***]
[***]	[***]

5.4. Royalty Payments.

5.4.1. General. During the royalty term described in Section 5.4.3, Nuvation Bio shall pay royalties to Daiichi Sankyo based on the aggregate annual Net Sales of all Products combined in the Territory by Nuvation Bio, and its Affiliates and Sublicensees. Each aggregate annual Net Sales of all Products in the Territory shall be calculated based on Net Sales for such Products in each Calendar Year. The amount or royalties to be paid by Nuvation Bio shall be calculated using the royalty rate set forth in Section 5.4.2.

5.4.2. Royalty Rates. During the royalty term pursuant to Section 5.4.3, Nuvation Bio shall pay Daiichi Sankyo royalties of [***] % of aggregate annual Net Sales of all Products sold by Nuvation Bio, its Affiliates, and/or its Sublicensees.

5.4.3. Term of Royalty Payments. The duration of Nuvation Bio’s royalty obligation will be determined on a country-by-country basis until the later of: (i) the loss of all Market Exclusivity, (ii) the expiration of all of Valid Claims Covering Licensed Compound or Product of the Daiichi Sankyo Patents in such country, or (iii) [***] years from the launch of the first Product that is sold by Nuvation Bio, its Affiliate (including AnHeart), or its Sublicensee in that country. Thereafter Nuvation Bio will have a fully paid up exclusive license to the Licensed Compound and Product(s) in that country.

5.5. Payments and Reports. Within [***] Business Days of the close of each Calendar Quarter during which Net Sales are recognized, Nuvation Bio shall deliver a report specifying, on a country-by-country and monthly basis and in the aggregate: (a) total gross invoiced amount from sales of each Product by Nuvation Bio, its Affiliates, and its Sublicensees; (b) amounts deducted by category (e.g., normal and customary trade, cash and other discounts, allowances and credits actually allowed and taken directly with respect to sales of Product(s)) from gross invoiced amounts to calculate Net Sales; (c) Net Sales; and (d) royalties payable and its calculation; and (e) whether any of the sales milestone event has been achieved. Daiichi Sankyo shall issue Nuvation Bio an invoice for the amount of the corresponding royalty payments, which invoice Nuvation Bio shall pay Daiichi Sankyo within [***] Business Days of its receipt thereof. In addition, Nuvation Bio shall deliver a flash report specifying in the aggregate and monthly basis, (a) total Net Sales and (b) royalties payable within [***] Business Days of the close of the Calendar Quarter during which Net Sales are recognized.

5.6. Forecast Reports. Within [***] Business Days of the close of each Calendar Year, Nuvation Bio shall deliver a report specifying a good faith forecast of Net Sales, royalties and sales milestones to be paid to Daiichi Sankyo for each of the next [***] Calendar Quarters. Nuvation Bio shall send the first such report within [***] Business Days of receiving the first Marketing Approval anywhere in the Territory, provided that such first report shall include a forecast of Net Sales for the next [***] Calendar Quarters.

5.7. Payment Method. All payments due to Daiichi Sankyo under this Agreement will be made by bank wire transfer in immediately available funds to an account designated by Daiichi Sankyo. All payments hereunder shall be made in the legal currency of the United States, and all references to “$” or “Dollars” herein refer to U.S. Dollars. Nuvation Bio shall be responsible for paying all transfer and other fees related to completing all bank wire transfers required under this Agreement, except for the transfer fee imposed by the bank designated by Daiichi Sankyo. Within [***] Business Days after the Original Effective Date, Daiichi Sankyo will provide Nuvation Bio all information necessary to make such bank wire transfers. Thereafter, any change to such bank wire transfer information will be transmitted to Nuvation Bio by a notice in accordance with Section 12.12. In case a payment by Nuvation Bio to Daiichi Sankyo cannot meet the timeline stipulated in this Agreement, subject to Daiichi Sankyo’s prior written consent, Nuvation Bio’s Affiliate may make such payment on behalf of Nuvation Bio, on the conditions that (i) Daiichi Sankyo will receive the same amount of payment as it would receive if Nuvation Bio makes such payment, (ii) Daiichi Sankyo’s tax liability arising out of such payment by Nuvation Bio’s Affiliate is not more than the tax liability that Daiichi Sankyo would have if Nuvation Bio makes such payment and (iii) Nuvation Bio shall be liable to Daiichi Sankyo for any failure by such Nuvation Bio’s Affiliate to make the payment. If Nuvation Bio desires to cause its Affiliate to make any payment on behalf of Nuvation Bio pursuant to the foregoing sentence, Nuvation Bio shall notify Daiichi Sankyo accordingly and request for Daiichi Sankyo’s written consent no later than [***] Business Days prior to the due date of such payment, in which case Daiichi Sankyo shall respond in writing with its decision as to whether or not it consents to such request within [***] Business Days after the receipt of such request from Nuvation Bio.

5.8. Currency Conversion. If any currency conversion is required in connection with the calculation of amounts payable hereunder, such conversion will be made using the average of the buying and selling exchange rate for conversion of the foreign currency and U.S. Dollars, quoted for current transactions reported in The Wall Street Journal (U.S., Eastern Edition) for the last Business Day in the Calendar Quarter to which such payment pertains.

5.9. Late Payments. Nuvation Bio shall pay interest to Daiichi Sankyo on the aggregate amount of any payments that are not paid on or before the date such payments are due under this Agreement at a rate per annum equal to the lesser of the Secured Overnight Financing Rate of interest plus [***], as reported by The Wall Street Journal for the applicable period, and the highest rate permitted by Applicable Laws, calculated on the number of days such payment is delinquent. This Section 5.9 will in no way limit any other remedies available to Daiichi Sankyo.

5.10. Taxes.

5.10.1. Withholding Taxes. If Nuvation Bio is required to withhold any tax to the tax or revenue authorities in any country in the Territory regarding any payment to Daiichi Sankyo, such amount may be deducted from the payment to be made by Nuvation Bio, provided that Nuvation Bio takes all reasonable and lawful actions to avoid or minimize such withholding and promptly notifies Daiichi Sankyo so that Daiichi Sankyo may also take lawful actions to avoid or minimize such withholding. Nuvation Bio will promptly furnish Daiichi Sankyo with copies of any tax certificate or other documentation evidencing such withholding, as necessary to enable Daiichi Sankyo to support a claim, if permissible, for income tax credit in respect of any amount so withheld. Each Party agrees to cooperate with the other Party in claiming exemptions from or reductions of such deductions or withholdings under any agreement or treaty in effect from time to time.

5.10.2. Value Added Taxes. All payments due to Daiichi Sankyo from Nuvation Bio pursuant to this Agreement shall be paid exclusive of any value added tax, which will be paid by Nuvation Bio upon receipt of a valid value added tax invoice. For clarity, the upfront, milestone and royalty payments under this Agreement are not subject to such value added tax in Japan as long as Nuvation Bio’s entity in Japan does not make the payment.

5.11. Records. Nuvation Bio will keep, and will cause its Affiliates and its Sublicensees to keep, complete, true and accurate books of accounts and records, in compliance with Applicable Laws and the terms and conditions of this Agreement, sufficient to determine and establish the calculation of Net Sales and royalties payable under this Agreement for a period of [***] after the year in which the sale of Product(s) generating the same occurred.

5.12. Inspection of Records. At the request of Daiichi Sankyo, Nuvation Bio, its Affiliates and its Sublicensees will permit an independent certified public accountant appointed by Daiichi Sankyo, to inspect the books and records described in Section 5.11; provided that such inspection shall be at reasonable times and upon reasonable notice and not more often than [***]. Any inspection conducted under this Section 5.12 will be at Daiichi Sankyo’s expense, unless such inspection reveals any underpayment of [***] or more of any amount due to Daiichi Sankyo during the audited period, in which case the full costs of such inspection will be paid by Nuvation Bio. Any amount found to be due to Daiichi Sankyo, will be paid by Nuvation Bio within [***] Business Days with interest on the underpayment at the rate specified in Section 5.9 from the date such payment was originally due until paid.

6. Intellectual Property

6.1. Ownership of Intellectual Property. Subject to the licenses granted in Article 2 of this Agreement, each Party will retain all right, title and interest in and to, and ownership of, all Patents and other intellectual property conceived, discovered, developed, reduced to practice, or otherwise made solely by or on behalf of such Party (or its Affiliates or its or their Sublicensees). Subject to the licenses and other rights granted herein, as between the Parties, each Party will own an equal, undivided interest in any and all Joint Foreground Know-How and Joint Foreground Patents. Inventorship and ownership rights in Inventions and other Know-How created, developed, conceived and/or reduced to practice after the Original Effective Date under this Agreement will be determined under the intellectual property laws of the United States of America, irrespective of where such creation, development, conception, discovery, development or making occurs.

6.2. Filing, Prosecution and Maintenance.

6.2.1. Daiichi Sankyo Partially Owned Patent. Using counsel of its choice, Daiichi Sankyo will, at its own expense, be responsible for further prosecuting and paying issue fee of the Daiichi Sankyo Partially Owned Patent of all countries in Exhibit B, provided that Daiichi Sankyo shall provide Nuvation Bio a reasonable opportunity to review material submissions and correspondence during the prosecution. Nuvation Bio has the right to provide any comment to Daiichi Sankyo within [***] days after the receipt of such material submissions and correspondences. After issuance of patents, Nuvation Bio shall be responsible, at its sole expense, for maintaining the Daiichi Sankyo Partially Owned Patent in the Territory, including preparing, filing requests for and prosecuting patent term extensions, supplemental protection certificates, pediatric exclusivity, or similar protections that extend the term of such Daiichi Sankyo Partially Owned Patents. Nuvation Bio shall also be solely responsible, at its sole expense, for defending the Daiichi Sankyo Partially Owned Patents from any challenges to their validity or enforceability, including responding to patent office communications, or office actions, oppositions, reissue, reexamination proceedings or interference, brought by any Third Party, whether before a patent authority or judicial body in the Territory, [***]. Nuvation Bio shall keep Daiichi Sankyo informed regarding actions it takes in connection with maintaining Daiichi Sankyo Partially Owned Patents annually by the end of every March. Nuvation Bio shall keep Daiichi Sankyo reasonably informed regarding actions it takes in connection with defending Daiichi Sankyo Partially Owned Patents. Daiichi Sankyo shall, upon request, provide reasonable support to Nuvation Bio, including signing documents necessary for Nuvation Bio to fulfill its obligations under this Section 6.2.1. at Nuvation Bio’s expense, [***]. On a country by country basis, if Nuvation Bio decides that it will no longer maintain Daiichi Sankyo Partially Owned Patent in certain country, it will give Daiichi Sankyo reasonable notice of its decision, which will include sufficient time prior to the expiration or termination of all relevant deadlines for taking necessary actions to preserve the rights in such Daiichi Sankyo Partially Owned Patent. Daiichi Sankyo will have the right, but not the obligation, to maintain, assume control over and continue maintaining Daiichi Sankyo Partially Owned Patent that Nuvation Bio ceases to maintain (“Terminated Daiichi Sankyo Patent”). In this case, such Daiichi Sankyo Partially Owned Patent and a Know-How associated with such Terminated Daiichi Sankyo Patent shall [***].

6.2.2. Daiichi Sankyo Fully Owned Patent.

(a) In Japan. From the Original Effective Date to the Amendment Effective Date, using counsel of its choice, Daiichi Sankyo shall, at its own expense, be responsible for further filing PCT application and domestic applications claiming the priority based on the applications set forth in Exhibit B respectively, prosecuting and maintaining the basic domestic application in Japan that is described in the Daiichi Sankyo Fully Owned Patent. Daiichi Sankyo may also be solely responsible, at its sole expense, for defending such Daiichi Sankyo Fully Owned Patent from any challenges to their validity or enforceability, including responding to patent office communications or office actions, oppositions, reissue reexamination proceedings or interference, or interferences, brought by any Third Party in Japan, whether before a patent authority or judicial body. Daiichi Sankyo will provide Nuvation Bio a reasonable opportunity to review material submissions and correspondence in Japanese regarding the prosecution, maintenance or defence of Daiichi Sankyo Fully Owned Patent in Japan. Nuvation Bio has the right to provide any comment to Daiichi Sankyo within [***] days after the receipt of such material submissions and correspondences.

(b) In the Territory. Using counsel of its choice, Nuvation Bio shall be responsible, at its sole expense, for preparing, filing, prosecuting, and maintaining the Daiichi Sankyo Fully Owned Patents in the Territory, including preparing and filing requests for patent term extensions, supplemental protection certificates, pediatric exclusivity, or similar protections that extend the term of such Daiichi Sankyo Fully Owned Patents. Nuvation Bio shall also be solely responsible for defending the Daiichi Sankyo Fully Owned Patents from any challenges to their validity or enforceability, including responding to patent office communications or office actions, oppositions, reissue or reexamination proceedings, or interferences, brought by any Third Party, whether before a patent authority or judicial body in the Territory, [***]. Nuvation Bio shall keep Daiichi Sankyo reasonably informed regarding actions it takes in connection with preparing, filing, prosecuting, maintaining and defending Daiichi Sankyo Fully Owned Patents. Daiichi Sankyo shall, upon request, provide reasonable support to Nuvation Bio, including signing documents necessary for Nuvation Bio to fulfill its obligations under this Section 6.2.2 at Nuvation Bio’s expense. [***]. On a country by country basis, if Nuvation Bio decides that it will no longer prosecute or maintain Daiichi Sankyo Fully Owned Patent in certain country, it will give Daiichi Sankyo reasonable notice of its decision, which will include sufficient time prior to the expiration or termination of all relevant deadlines for taking necessary actions to preserve the rights in such Daiichi Sankyo Fully Owned Patent. Daiichi Sankyo will have the right, but not the obligation, to prosecute, maintain, assume control over and continue prosecuting and maintaining Daiichi Sankyo Fully Owned Patent that Nuvation Bio ceases to prosecute and maintain (“Terminated

Daiichi Sankyo Patent”). In this case, such Daiichi Sankyo Fully Owned Patent and a Know-How associated with such Daiichi Sankyo Fully Owned Terminated Daiichi Sankyo Patent shall [***].

6.2.3. Foreground Daiichi Sankyo Patents.

(a) In Japan. On and after the Original Effective Date to the Amendment Effective Date, using counsel of its choice, Daiichi Sankyo shall, at its own expense, be responsible for filing basic domestic application, PCT application and domestic application claiming the priority based on the basic domestic application respectively, prosecuting and maintaining the domestic application in Japan that is described in the Foreground Daiichi Sankyo Patents. Daiichi Sankyo may also be solely responsible for defending such Foreground Daiichi Sankyo Patent from any challenges to their validity or enforceability, including responding to patent office communications or office actions, oppositions, reissue or reexamination proceedings, or interferences, brought by any Third Party in Japan, whether before a patent authority or judicial body. Daiichi Sankyo will provide Nuvation Bio a reasonable opportunity to review material submissions and correspondence in Japanese regarding to the prosecution, maintaining or defending of Foreground Daiichi Sankyo Patent in Japan. On and after the Amendment Effective Date, using counsel of its choice, Daiichi Sankyo will, at Daiichi Sankyo’s sole discretion and at its own expense, file basic domestic application in Japan that is described in the Foreground Daiichi Sankyo Patents. On and after the Amendment Effective Date, Daiichi Sankyo will provide Nuvation Bio a reasonable opportunity to review such application before filing and Nuvation Bio has the right to provide any comment to Daiichi Sankyo within [***] days after the receipt of the application.

(b) In the Territory. In case that Nuvation Bio notifies Daiichi Sankyo that it desires to obtain the license under Foreground Daiichi Sankyo Patents, using counsel of its choice, Nuvation Bio shall be responsible, at its sole expense, for (i) on and after the Amendment Effective Date, filing PCT application and any patent application claiming the priority based on the Japanese application filed by Daiichi Sankyo according to Section 6.2.3(a) respectively, and (ii) on and after the Original Effective Date, entering national phase in the Territory, prosecuting, and maintaining the PCT application of the Foreground Daiichi Sankyo Patents in the Territory, including transferring the case to another counsel, preparing and filing requests for patent term extensions, supplemental protection certificates, pediatric exclusivity, or similar protections that extend the term of such Foreground Daiichi Sankyo Patents. Nuvation Bio shall also be solely responsible, at its sole expense, for defending the Foreground Daiichi Sankyo Patents from any challenges to their validity or enforceability, including responding to patent office communications or office actions, oppositions, reissue or reexamination proceedings, brought by any Third Party, whether before a patent authority or judicial body in the Territory, provided that Nuvation Bio shall provide Daiichi Sankyo a reasonable opportunity to review material submission and correspondence regarding such prosecution, maintenance, enforcement and defense. Daiichi Sankyo has the right to provide any comment to Nuvation Bio within [***] days after the receipt of such material submissions and correspondences. Nuvation Bio shall keep Daiichi Sankyo reasonably informed regarding actions it takes in connection with prosecuting, maintaining and defending Foreground Daiichi Sankyo Patents. Daiichi Sankyo shall, upon request, provide reasonable support to Nuvation Bio, including signing documents necessary for Nuvation Bio to fulfill its obligations under this Section 6.2.3 at Nuvation Bio’s expense, [***]. On a country by country basis, if Nuvation Bio decides that it will not enter the national phase, no longer prosecute or maintain Foreground Daiichi Sankyo Patent in certain country, it will give Daiichi Sankyo reasonable notice of its decision, which will include sufficient time prior to the expiration or termination of all relevant deadlines for taking necessary actions to preserve the rights in such Foreground Daiichi Sankyo Patent. In this case, such Foreground Daiichi Sankyo Patents and a Know-How associated with such Foreground Daiichi Sankyo Patents shall [***].

6.2.4. Foreground Nuvation Bio Patents.

(a) In the Territory. During the Term (but with respect to Japan, only on and after the Amendment Effective Date), using counsel of its choice, Nuvation Bio shall, at its own expense, be responsible for filing basic domestic application and PCT application claiming the priority based on the basic domestic application respectively, entering national phase in the Territory, prosecuting and maintaining the PCT application in the Territory that is described in the Foreground Nuvation Bio Patents. During the Term (but with respect to Japan, only on and after the Amendment Effective Date), Nuvation Bio shall also be solely responsible for defending such Foreground Nuvation Bio Patent from any challenges to their validity or enforceability, including responding to patent office communications or office actions, oppositions, reissue or reexamination proceedings, or interferences, brought by any Third Party in the Territory, whether before a patent authority or judicial body. From the Original Effective Date to the Amendment Effective Date, Nuvation Bio shall provide Daiichi Sankyo a reasonable opportunity to review material submissions and correspondence regarding to the prosecution, maintaining or defending of Foreground Nuvation Bio Patent in the Territory.

(b) In Japan. From the Original Effective Date to the Amendment Effective Date, in case that the Daiichi Sankyo notifies Nuvation Bio that it desires to obtain the license under Foreground Nuvation Bio Patents, using counsel of its choice, Daiichi Sankyo shall be responsible, at its sole expense, for entering national phase in Japan, prosecuting, and maintaining the PCT application of the Foreground Nuvation Bio Patents in Japan, including preparing and filing requests for patent term extensions, supplemental protection certificates, pediatric exclusivity, or similar protections that extend the term of such Foreground Nuvation Bio Patents. From the Original Effective Date to the Amendment Effective Date, Daiichi Sankyo shall also be solely responsible for defending the Foreground Nuvation Bio Patents from any challenges to their validity or enforceability, including responding to patent office communications or office actions, oppositions, reissue or reexamination proceedings, brought by any Third Party, whether before a patent authority or judicial body in the Territory, provided that Daiichi Sankyo shall provide Nuvation Bio a reasonable opportunity to review material submission and correspondence regarding such prosecution, maintenance, enforcement and defense. Nuvation Bio has the right to provide any comment to Daiichi Sankyo within [***] days after the receipt of such material submissions and correspondences. From the Original Effective Date to the Amendment Effective Date, Daiichi Sankyo shall keep reasonably Nuvation Bio informed regarding actions it takes in connection with prosecuting, maintaining and defending Foreground Nuvation Bio Patents. Nuvation Bio shall, upon request, provide reasonable support to Daiichi Sankyo, including signing documents necessary for Daiichi Sankyo to fulfill its obligations under this Section 6.2.4.(b) at Daiichi Sankyo’s expense, [***]. If Daiichi Sankyo decides that it will not enter the national phase in Japan, no longer prosecute or maintain Foreground Nuvation Bio Patent in Japan, it will give Nuvation Bio reasonable notice of its decision, which will include sufficient time prior to the expiration or termination of all relevant deadlines for taking necessary actions to preserve the rights in such Foreground Nuvation Bio Patent. From the Original Effective Date to the Amendment Effective Date, Nuvation Bio will have the right, but not the obligation, to prosecute maintain, assume control over and continue prosecuting and maintaining Foreground Nuvation Bio Patent that Daiichi Sankyo ceases to enter the national phase in Japan, prosecute and maintain. In this case, such Foreground Nuvation Bio Patents and a Know-How associated with such Foreground Nuvation Bio Patents shall [***].

6.2.5. Foreground Joint Patents. The responsibility of preparing and filing, the share of its interest and the share of expense of Foreground Joint Patents shall be decided in the joint patent agreement.

(a) In Japan. From the Original Effective Date to the Amendment Effective Date, using counsel of its choice, Daiichi Sankyo may, at its own expense, be responsible for prosecuting and maintaining Foreground Joint Patent in Japan. From the Original Effective Date to the Amendment Effective Date, Daiichi Sankyo may also be solely responsible for defending such Foreground Joint Patent from any challenges to their validity or enforceability, including responding to patent office communications or office actions, oppositions, reissue or reexamination proceedings, or interferences, brought by any Third Party in Japan, whether before a patent authority or judicial body.

(b) In the Territory. During the Term (but with respect to Japan, only on and after the Amendment Effective Date), using counsel of its choice, Nuvation Bio shall, at its own expense, be responsible for prosecuting and maintaining Foreground Joint Patents in the Territory. During the Term (but with respect to Japan, only on and after the Amendment Effective Date), Nuvation Bio shall also be solely responsible for defending such Foreground Joint Patent from any challenges to their validity or enforceability, including responding to patent office communications or office actions, oppositions, reissue or reexamination proceedings, or interferences, brought by any Third Party in the Territory, whether before a patent authority or judicial body.

(c) Each Party shall provide the other Party a reasonable opportunity to review material submissions and correspondence regarding to the prosecution, maintenance or defense of Foreground Joint Patent in each territory. If one Party, in its sole discretion, decides that it will no longer prosecute or maintain a Foreground Joint Patent in own Territory, it will give other Party reasonable notice of its decision, which will include sufficient time prior to the expiration or termination of all relevant deadlines for taking necessary actions to preserve the rights in such Foreground Joint Patent, and will allow other Party to assume control over and continue prosecuting and maintaining such Foreground Joint Patent. (The Party which cease to prosecute or maintain the Foreground Joint Patent is called “Abandoning Party”, and the other Party is called “Maintaining Party” in this Section.) If requested by Maintaining Party, Abandoning Party will [***]. In this case, such Foreground Joint Patents and a Know-How associated with such Foreground Joint Patents shall [***].

6.2.6. Regulatory Exclusivity. If Nuvation Bio decides to seek regulatory and/or data exclusivity for a Product, Nuvation Bio will be responsible, at its sole expense, for preparing and filing such requests with the applicable Regulatory Authority. Daiichi Sankyo will, upon request, provide reasonable support to Nuvation Bio in preparing and filing such requests at Nuvation Bio’s expense.

6.3. Defense of Infringement Claims by Third Parties

6.3.1. Liability. If a Third Party files or threatens to file an infringement claim against either Party or both Parties related to the manufacture, use, offer for sale, sale, importation or exportation of the Licensed Compound or Product(s) in any country within the Territory, Nuvation Bio will promptly notify Daiichi Sankyo thereof and Nuvation Bio will defend such claim at its own expense and will be solely responsible for all damages awarded to the Third Party plaintiff, whether as a result of a court order or an agreement to settle. Daiichi Sankyo will assist and cooperate with Nuvation Bio in defending such claim(s) upon reasonable requests and at Nuvation Bio’s expense.

6.3.2. Control. Nuvation Bio will solely control the defense of infringement claim(s) brought against the either Party or both Parties by Third Parties, including the right to control settlement of such claim(s), provided that Nuvation Bio may not agree to terms in the settlement that will adversely affect Daiichi Sankyo's rights or interests unless Daiichi Sankyo has given prior written consent, which will not be unreasonably withheld or delayed. Notwithstanding Nuvation Bio’s right to control the defense of claim(s) of infringement, if Daiichi Sankyo is named as a defendant, it will have the right to participate in such case, including by engaging separate counsel, at its sole expense. Without affecting or limiting Nuvation Bio’s right to control the defense of infringement claims by Third Parties, if Daiichi Sankyo elects to engage separate counsel, the Parties shall cooperate in defending and/or settling such claims. Nuvation Bio shall keep Daiichi Sankyo reasonably informed regarding actions it takes in connection with any such infringement claim.

6.4. Enforcement Actions Against Third Parties.

6.4.1. Notification. If either Party learns of any infringement, unauthorized use, misappropriation or ownership claim, or threatened infringement of any Daiichi Sankyo Patents and/or Foreground Patents by a Third Party with respect to the Licensed Compound or Product(s) anywhere within the Territory, such Party will promptly notify the other Party in writing and will promptly provide the other Party with available evidence of such infringement or other such claim.

6.4.2. Control. Nuvation Bio will have the first right, but not the obligation, to institute an infringement suit, initiate administrative proceedings, or take other appropriate action against a Third Party for any alleged infringement of any Daiichi Sankyo Patents (except Terminated Daiichi Sankyo Patent) or Foreground Patents anywhere within the Territory, including a defense or counterclaim in connection with any Third Party infringement claim, at its sole cost and expense, using counsel of its own choice. Nuvation Bio shall provide Daiichi Sankyo a reasonable opportunity to review and comment on material submissions and correspondence regarding to the infringement of Daiichi Sankyo Patents and Foreground Patents. [***]. If Nuvation Bio does not secure actual cessation of the offending activities, or institute an infringement proceeding or other administrative proceeding against an offending Third Party, Nuvation Bio will notify Daiichi Sankyo of such circumstances as soon as reasonably practicable, but in any case no later than [***] days of learning of such infringement or threatened infringement. Upon receiving such notice, Daiichi Sankyo will have the right, but not the obligation, at its sole discretion, to take appropriate actions in the name of either Party or both Parties. Each Party will execute all necessary and proper documents, and take such actions as are necessary and appropriate to allow the other Party to institute and prosecute such infringement actions and will otherwise cooperate in instituting and prosecuting such actions (including, without limitation, consenting to being named as a nominal party thereto). Nuvation Bio shall not enter into any settlement admitting the invalidity of, or otherwise impairing the Daiichi Sankyo Patents, including Foreground Daiichi Sankyo Patents, or Foreground Joint Patents without the prior written consent of Daiichi Sankyo, which consent shall not be unreasonably withheld, conditioned, or delayed.

6.4.3. Expenses. The costs and expenses of any such enforcement actions against Third Parties (including fees of attorneys and other professionals) will be paid by the Party instituting the action, or, if the Parties elect to cooperate in instituting and maintaining such action, such costs and expenses will be borne by the Parties in such proportions as they may agree in writing. Any damages paid by Third Parties as a result of such an enforcement action (whether by way of settlement or otherwise) will be applied first to reimburse both Parties for all costs and expenses incurred. If such funds are not sufficient to reimburse all expenses of both Parties, all funds will be divided on a pro rata basis in the same proportion as the costs and expenses incurred. If any funds remain after all expenses of both Parties have been reimbursed, such excess funds will be [***].

6.5. Trademarks. Provided that Nuvation Bio consults with Daiichi Sankyo, Nuvation Bio will have the right and the responsibility, at its expense, to choose the brand(s) under which Product(s) will be marketed in the Territory. Nuvation Bio will, at its expense, own all trademarks used in the marketing of Product(s) in the Territory.

7. Confidentiality.

7.1. Confidential Information. Except to the extent expressly authorized by this Section 7 or otherwise agreed in a writing signed by both Parties, each Party (the “Receiving Party”) shall, during and after the Term of this Agreement, keep confidential and not publish or otherwise disclose or use for any purpose other than as explicitly provided for in this Agreement any confidential and proprietary information or materials, patentable or otherwise, in any form (written, oral, photographic, electronic, magnetic, or otherwise) that are disclosed or provided to it by the other Party or an Affiliate of the other Party (each a “Disclosing Party”) or otherwise received or accessed by a Receiving Party, its Affiliates, or its Sublicensees in the course of performing its obligations under this Agreement including, but not limited to, any trade secrets, Know-How, Product specifications, formulae, processes, techniques and information relating to the Disclosing Party's past, present and future marketing, financial, and research and development activities for any product of the Disclosing Party and the pricing thereof (collectively, “Confidential Information”). Confidential Information of each Party includes the terms and conditions of this Agreement.

7.2. Exceptions. Notwithstanding the foregoing, Confidential Information does not include information or materials to the extent that it can be established by the Receiving Party that such information or material:

7.2.1. is already lawfully known to the Receiving Party, other than under an obligation of confidentiality at the time of disclosure by the Disclosing Party as evidenced by written records kept in the ordinary course of business, or other documentary proof of actual use by the Receiving Party;

7.2.2. is generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

7.2.3. becomes generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party and other than through any act or omission of the Receiving Party, its Affiliates, or its Sublicensees in violation of this Agreement;

7.2.4. is independently developed by the Receiving Party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

7.2.5. is lawfully disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation not to disclose such information to others.

7.3. Authorized Disclosure. Notwithstanding Section 7.1, the Receiving Party may disclose Confidential Information of the Disclosing Party:

7.3.1. to its respective directors, officers, employees, consultants and advisors, and to the directors, officers, employees, consultants and advisors of such Receiving Party's Affiliates, Sublicensees, or potential investors or sublicensees, who have a need to know such Confidential Information in connection with the activities or transactions contemplated in this Agreement and have an obligation to treat such Confidential Information as confidential under terms no less restrictive than those set forth herein; or

7.3.2. in its publicly filed financial statements or other public statements pursuant to Applicable Laws and stock exchange rules or otherwise disclosed pursuant to Applicable Laws; provided, that: (a) the terms of this Agreement are redacted to the greatest extent possible; and (b) such Receiving Party provides the Disclosing Party with a copy of the proposed text of such statements or disclosure (including any exhibits containing this Agreement) sufficiently in advance of the scheduled release or publication thereof to afford the Disclosing Party a reasonable opportunity to review and comment on the proposed text (including redacted versions of this Agreement).

7.3.3. to governmental authorities to facilitate the issuance of Marketing Approvals for Product(s); provided that reasonable measures are taken to assure confidential treatment of such information;

7.3.4. to the extent such disclosure is reasonably necessary in filing or prosecuting patent, copyright and trademark applications, prosecuting or defending litigation, complying with applicable governmental regulations, conducting preclinical activities or clinical trials and marketing a Product;

7.3.5. to Third Parties in connection with a Receiving Party's efforts to secure financing or enter into strategic partnerships, provided such information is disclosed only on a need-to-know basis and under confidentiality provisions at least as stringent as those in this Agreement;

7.3.6. that is required to be disclosed in response to a valid order by a court or other governmental body and provided that the Receiving Party provides the Disclosing Party with prompt notice of such requirement so that the Disclosing Party may seek a protective order or other appropriate remedy, then the Receiving Party may furnish only that portion of the Confidential Information which the Receiving Party is legally compelled to disclose; or

7.3.7. that is required to be disclosed in connection with any legal or regulatory requirements or obligations, including SEC filings or Regulatory Filings, provided that the Receiving Party offers reasonable cooperation to the Disclosing Party in an attempt, as may be permitted and appropriate, to redact or seek confidential treatment of sensitive Confidential Information.

7.4. Publication. On and after the Original Effective Date to the Amendment Effective Date, if a Party, its Affiliates, and/or its Sublicensees, excluding its clinical investigators and the owner of Daiichi Sankyo Partially Owned Patent other than Daiichi Sankyo, proposes a publication related to its performance under this Agreement, such Party will first submit an draft of such publication to Joint Operational Team, whether they are to be presented orally or in written form, at least [***] days prior to submission for publication or presentation. The Joint Operational Team will review such proposed publication/presentation and, [***], such Party may make such publication or presentation.

7.5. Publications by Nuvation Bio. On and after the Amendment Effective Date, if Nuvation Bio, its Affiliates, and/or its Sublicensees, but excluding its clinical investigators proposes a publication related to a Licensed Compound or a Product that includes Safusidenib Data or any other non-clinical or clinical data generated by Daiichi Sankyo which has not been previously published, Nuvation Bio will first submit an early draft of such publication to Daiichi Sankyo, whether they are to be presented orally or in written form, at least [***] days prior to submission for publication or presentation. Daiichi Sankyo may review such proposed publication or presentation and will, as soon as reasonably possible, but no more than [***] days from receipt of the advance copy of the proposed publication, inform Nuvation Bio if:

7.5.1. its proposed publication contains Confidential Information of Daiichi Sankyo (excluding Safusidenib Data), in which case Nuvation Bio, its Affiliate, or its Sublicensee will delete such Confidential Information from its proposed publication; and

7.5.2. its proposed publication discloses patentable Inventions, in which case Nuvation Bio, its Affiliate, or its Sublicensee will delay such proposed publication for [***] days to permit the timely preparation and first filing of patent application(s) covering the information involved.

7.5.3. This Section 7.5 does not apply to any disclosures permitted pursuant to Section 7.2.

7.6. Publication by Daiichi Sankyo. On and after the Amendment Effective Date, upon reasonable request by Daiichi Sankyo for Nuvation Bio’s consent, which shall not be unreasonably withheld, conditioned or delayed, Daiichi Sankyo may publish [***] and related data or information, provided that Daiichi Sankyo shall make reasonable effort to publish such result before issuing a notice to Nuvation Bio pursuant to Section 2.1.2.

7.7. Press Releases. Neither Party may issue any press release relating to this Agreement without obtaining the other Party’s prior written approval, which approval will not be unreasonably withheld or delayed, provided that such approval is not required for a press release issued in connection with a disclosure made pursuant to Section 7.3.7.

7.8. Restrictions on Use. During and after the Term, the Receiving Party shall not use, and shall ensure that its Affiliates, and its Sublicensees do not use any Confidential Information disclosed to it by a Disclosing Party or otherwise received or accessed in the course of performing its obligations under this Agreement for any purpose other than as expressly provided herein. For clarity, this restriction will not apply to information that is covered by one or more of the exceptions described in Section 7.2 of this Agreement.

7.9. Use of Name. Except as otherwise provided herein, neither Party has any right, express or implied, to use the name or other designation of the other Party or any other trade name, trademark or logo of the other Party in any manner or for any purpose in connection with this Agreement without the prior written approval of the other Party, except for use in connection with notices or filings required by law, rule, or regulation.

8. Representations, Warranties and Covenants

8.1. Representations and Warranties of Both Parties. Each Party represents and warrants to the other, as of the Original Effective Date and also as of the Amendment Effective Date, that:

8.1.1. it is duly organized and validly existing under the laws of its jurisdiction of incorporation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

8.1.2. it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and that it has the right to grant to the other Party the licenses and sublicenses granted pursuant to this Agreement, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action;

8.1.3. this Agreement is legally binding upon it and, upon execution by the other Party, shall be enforceable in accordance with its terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally and subject to the general principles of equity (regardless of whether enforcement is sought in a court of law or equity);

8.1.4. the execution, delivery and performance of this Agreement by such Party does not knowingly conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any governmental agency or Regulatory Authority having jurisdiction over it;

8.1.5. it has not granted any right to any Third Party that would knowingly conflict with the rights granted to the other Party hereunder;

8.1.6. it has not been debarred under the Generic Drug Enforcement Act of 1992 (21 U.S.C. §301 et seq.), is not under investigation for debarment action, has not been disqualified as an investigator pursuant to 21 C.F.R. §312.70, does not have a disqualification hearing pending and is not currently employing any person or entity that has been so debarred or disqualified to perform any of its obligations under this Agreement. It shall promptly notify the other Party if it is so debarred or disqualified and shall terminate any so debarred or disqualified individual’s or entity’s participation in the performance of any of its obligations under this Agreement promptly upon its awareness of such debarment or disqualification; and

8.1.7. it is not aware of any action, suit or inquiry or investigation instituted by any person or governmental agency that questions or threatens the validity of this Agreement.

8.2. Additional Representations, Warranties and Covenants of Daiichi Sankyo. Daiichi Sankyo warrants, represents and covenants to Nuvation Bio as follows:

8.2.1. As of the Original Effective Date, Daiichi Sankyo owns or Controls all of the Daiichi Sankyo Technology in existence on the Original Effective Date, and has the right to grant the licenses with respect thereto;

8.2.2. Unless specifically disclosed to be otherwise, as of the Original Effective Date, to the knowledge of Daiichi Sankyo, the Daiichi Sankyo Patents: (a) that are issued as of the Original Effective Date, are valid and in full force and effect, and (b) are not the subject of any interference or opposition proceedings;

8.2.3. As of the Original Effective Date, to the knowledge of Daiichi Sankyo, Daiichi Sankyo is not aware of any pending or threatened action, suit proceeding or claim by a Third Party challenging the ownership rights in, or the validity or scope of the Daiichi Sankyo Patents;

8.2.4. As of the Original Effective Date, to the knowledge of Daiichi Sankyo, none of the Daiichi Sankyo Know-How was obtained by Daiichi Sankyo in violation of any contractual or fiduciary obligation to which it or any of its employees or staff are or were bound, or by the misappropriation of a trade secret of any Third Party;

8.2.5. Unless specifically disclosed to be otherwise, as of the Original Effective Date, there is no pending or threatened action, suit, proceeding or claim that was brought to Daiichi Sankyo’s attention by a Third Party in writing asserting that the use or practice of any of Daiichi Sankyo’s Know-How infringes or otherwise is violating any patents, trade secret or other proprietary right of any Third Party; and

8.2.6. As of the Original Effective Date, Daiichi Sankyo is not engaged in the development of a [***] except for DS-1001b in the Territory.

8.3. Additional Covenants of Nuvation Bio. Nuvation Bio covenants to Daiichi Sankyo that on and after the Amendment Effective Date, Nuvation Bio shall use Safusidenib Data and any other information provided under Sections 4.4, 4.6 and 4.7 in accordance with this Agreement and shall not use them for any purpose other than exercising its rights and performing its obligations under and in accordance with this Agreement.

8.4. Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 8, DAIICHI SANKYO DISCLAIMS ANY REPRESENTATIONS ANY WARRANTIES OF ANY KIND UNDER THIS AGREEMENT (INCLUDING WITH RESPECT TO ANY MATERIALS PROVIDED UNDER THIS AGREEMENT), EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, OR VALIDITY OF PATENT CLAIMS, WHETHER ISSUED OR PENDING. NOTWITHSTANDINDING THE FORGOING, ON AND AFTER THE AMENDMENT EFFECTIVE DATE, NUVATION BIO ACCEPTS “AS IS” THE SAFUSIDENIB DATA AND OTHER INFORMATION AND ASSISTANCE PROVIDED OR MADE AVAILABLE BY DAIICHI SANKYO OR ITS AFFILIATES UNDER SECTIONS 4.4, 4.6 AND 4.7 WITHOUT ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, INCLUDING ANY WARRANTIES AS TO ACCURACY OR COMPLETENESS, EXPRESS OR IMPLIED. DAIICHI SANKYO EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, INTEGRITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF MATERIAL WILL NOT INFRINGE ANY INTELLECTUAL PROPERTY OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY. FOR THE AVOIDANCE OF DOUBT, DAIICHI SANKYO MAKES NO REPRESENTATION OR WARRANTIES OF THE OUTCOME OR RESULT OF DAIICHI SANKYO’S COMMUNICATION AND REACTION TO REGULATORY AUTHORITIES UPON ITS REQUEST AND/OR DEMAND RELATING TO [***].

8.5. Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON FOR INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, MULTIPLE OR OTHER INDIRECT DAMAGES, OR FOR LOSS OF PROFITS, LOSS OF DATA OR LOSS OF USE DAMAGES, ARISING OUT OF THIS AGREEMENT, WHETHER BASED UPON WARRANTY, CONTRACT, TORT, STATUTE, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES. THE FOREGOING LIMITATION OF

LIABILITY, HOWEVER, SHALL NOT LIMIT THE OBLIGATIONS OF EITHER PARTY TO INDEMNIFY THE OTHER PARTY FROM AND AGAINST THIRD PARTY CLAIMS UNDER ARTICLE 9.

9. Indemnification.

9.1. Indemnification by Daiichi Sankyo. Daiichi Sankyo will defend, hold harmless and indemnify (collectively, “Indemnify”) Nuvation Bio and its Affiliates, and their respective agents, directors, contractors, representatives, officers and employees (collectively, “Nuvation Bio Indemnitees”) from and against any liability or expense, including without limitation reasonable legal expenses and attorneys' fees, (collectively, “Losses”) resulting from suits, claims, actions and demands, in each case brought by a Third Party (each, a “Third-Party Claim”) relating to or arising from (a) the research and development of the Licensed Compound or any Product in Japan prior to the Amendment Effective Date; (b) a material breach of any of Daiichi Sankyo's representations, warranties or covenants under Section 8.1 or 8.2 or other obligations pursuant to this Agreement, or (c) any gross negligence or willful misconduct by Daiichi Sankyo or its officers, directors, employees in the exercise of any of Daiichi Sankyo's rights or the performance of any of Daiichi Sankyo's obligations under this Agreement. Daiichi Sankyo's obligation to Indemnify the Nuvation Bio Indemnitees pursuant to this Section 9.1 will not apply to the extent that any such Losses arise from the gross negligence, willful misconduct or wrongful acts or omissions of any Nuvation Bio Indemnitee; or are Losses for which Nuvation Bio is obligated to Indemnify the Daiichi Sankyo Indemnitees pursuant to Section 9.2.

9.2. Indemnification by Nuvation Bio. Nuvation Bio will Indemnify Daiichi Sankyo and its Affiliates, and its and their agents, directors, contractors, representatives, officers and employees (collectively, “Daiichi Sankyo Indemnitees”) from and against any and all Losses resulting from Third-Party Claims relating to or arising from (a) a material breach of any of Nuvation Bio’s representations, warranties or covenants under Sections 8.1 and 8.3 or other obligations pursuant to this Agreement, (b) any violation of Applicable Laws, (c) any gross negligence or willful misconduct by Nuvation Bio, its Affiliates, and/or its Sublicensees or each of their respective officers, directors, employees in the exercise of any of Nuvation Bio’s rights or the performance of any of Nuvation Bio’s obligations under this Agreement, (d) any tort claims of personal injury (including death) or property damage relating to or arising out of any research, development, sale, offer for sale or importation of any Product in the Territory by Nuvation Bio, its Affiliates, and/or its Sublicensees, or (e) the marketing or sales activities of Nuvation Bio, its Affiliates, and/or its Sublicensees in the Territory. Nuvation Bio’s obligation to Indemnify the Daiichi Sankyo Indemnitees pursuant to this Section 9.2 shall not apply to the extent that any such Losses arise from the gross negligence, willful misconduct or wrongful acts or omissions of any Daiichi Sankyo Indemnitee, or are Losses for which Daiichi Sankyo is obligated to Indemnify the Nuvation Bio Indemnitees pursuant to Section 9.1.

9.3. Procedure. To be eligible to be indemnified hereunder, any Nuvation Bio Indemnitee under Section 9.1 or Daiichi Sankyo Indemnitee under Section 9.2, as the case may be (an “Indemnitee”) seeking indemnification, must provide the indemnifying Party with prompt notice of the Third-Party Claim giving rise to the claimed indemnification obligation and must assign the exclusive ability to defend or settle any such claim to the indemnifying Party; provided, however, that the indemnifying Party may not enter into any settlement that admits fault, wrongdoing or damages on the part of the Indemnitee without such Indemnitee's written consent, such consent not to be unreasonably withheld or delayed. The Indemnitee will cooperate with reasonable requests from the indemnifying Party, at the indemnifying Party's expense, and will have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the indemnifying Party. Without affecting or limiting the indemnifying Party’s right to control the defense of the Third Party Claim, if the Indemnitee elects to engage separate counsel, the Parties shall cooperate in defending and/or settling such claims.

9.4. Complete Indemnification. Indemnification under this Article 9 will include the reasonable costs and expenses of the Indemnitee relating to legal fees and expenses and damages awarded to the Indemnitee in connection with enforcement of Sections 9.1 and 9.2.

9.5. Allocation. If a claim is based in part on an indemnified claim, as described in Sections 9.1 and 9.2, and in part on a non-indemnified claim, or is based in part on a claim described in Section 9.1 and in part on a claim described in Section 9.2, any payments and reasonable attorney fees incurred in connection with such claims will be apportioned between the Parties in accordance with the degree of fault attributable to each Party.

9.6. Insurance. During the Term and for [***] years thereafter, Nuvation Bio will maintain a policy of insurance at levels sufficient to support its indemnification obligations, but in any case such insurance must provide adequate coverage for clinical trials liability, products liability, worker's compensation, employer's liability, and comprehensive general liability and consistent with the normal business practices of prudent pharmaceutical companies of similar size, scope, and territory. Upon Daiichi Sankyo’s request, Nuvation Bio shall provide evidence of such insurance. Nuvation Bio shall notify Daiichi Sankyo of any cancellation, lapse or material change in the applicable insurance.

10. Term and Termination

10.1. Term. This Agreement is effective as of the Original Effective Date and, unless earlier terminated pursuant to the other provisions of this Article 10, will continue in full force and effect until Nuvation Bio and all of its Affiliates and Sublicensees cease all development and commercial activity related to all Licensed Compound and Products throughout the Territory (the “Term”).

10.2. Termination by Daiichi Sankyo

10.2.1. Daiichi Sankyo may terminate this Agreement, without prejudice to any other remedies available to it at law or in equity, if Nuvation Bio, its Affiliate, or its Sublicensee commits a material breach of this Agreement that, in the case of a material breach capable of remedy, has not have been remedied within [***] days of receiving a notice from Daiichi Sankyo identifying the breach and requiring its remedy, or if such material breach cannot be cured within [***] days, if Nuvation Bio does not commence and diligently continue actions to cure such breach during such [***] days. The Parties acknowledge that non-payment of sums due from Nuvation Bio hereunder and use of Safusidenib Data in material violation of this Agreement, including material violation of provisions in Section 8.3 (Additional Covenants of Nuvation Bio), will be considered a material breach of this Agreement.

10.2.2. To the extent permitted by law, Daiichi Sankyo may terminate this Agreement immediately if: (a) Nuvation Bio becomes insolvent, or makes or seeks to make or arrange an assignment for the benefit of creditors; (b) proceedings in voluntary bankruptcy are initiated by or on behalf of Nuvation Bio or proceedings in involuntary bankruptcy are initiated against Nuvation Bio (and, in the case of any such involuntary proceeding, not dismissed within [***] days); or (c) a receiver or trustee of Nuvation Bio’s property is appointed and not discharged within [***] days.

10.2.3. Daiichi Sankyo may terminate this Agreement immediately upon written notice if Nuvation Bio, its Affiliate, or its Sublicensees initiates or joins any challenge, whether in a court of law or in an administrative proceeding, to the validity or enforceability of a Daiichi Sankyo Patent.

10.3. Termination by Nuvation Bio

10.3.1. Nuvation Bio may terminate this Agreement, without prejudice to any other remedies available to it at law or in equity, if Daiichi Sankyo commits a material breach of this Agreement that, in the case of a material breach capable of remedy, has not been remedied within [***] days of receiving a notice from Nuvation Bio identifying the breach and requiring its remedy, or if such material breach cannot be cured within such [***] day period, if Daiichi Sankyo does not commence and diligently continue actions to cure such breach during such [***] days.

10.3.2. Nuvation Bio may terminate its activities under this Agreement on a country-by-country basis (or region-by-region basis) or may terminate this Agreement in its entirety upon [***] months prior written notice to Daiichi Sankyo if Nuvation Bio has bona fide material concerns regarding the lack of safety for human use arising from toxicity of the Licensed Compound or Product(s) or the lack of efficacy of the Licensed Compound or Product(s). The notice under this Section 10.3.2 will specify in detail the basis for such termination, including a reasonable description of such material concern(s). Prior to the written notice of termination, Nuvation Bio shall discuss in good faith such material concerns with Daiichi Sankyo for [***] Business Days. Termination by Nuvation Bio of its activities under this Agreement in all of the countries/regions within the Territory shall constitute termination of this Agreement in its entirety pursuant to this Section 10.3.2.

10.3.3. Nuvation Bio may terminate its activities under this Agreement in a country or region within the Territory upon [***] months prior written notice to Daiichi Sankyo if: (i) all claims of Daiichi Sankyo Patents in such country or region Covering the Licensed Compound in the Product offered for sale are invalidated by a competent court in the relevant jurisdiction in a final unappealed or unappealable decision or (ii) the Licensed Compound is determined by a competent court in the relevant jurisdiction in a final unappealed or unappealable decision to infringe one or more claims of a patent asserted by a Third Party in such country or region. The notice under this Section 10.3.3 will specify in detail the basis for such termination, including a reasonable description of the situation(s) that triggers the conditions specified in (i) or (ii) of the foregoing sentence. Prior to the written notice of termination, Nuvation Bio shall discuss in good faith such situation(s) with Daiichi Sankyo for [***] Business Days. Termination by Nuvation Bio of its activities under this Agreement in all of the countries/regions within the Territory shall constitute termination of this Agreement in its entirety pursuant to this Section 10.3.3.

10.4. Accrued Obligations/Survival. Expiration or termination of this Agreement for any reason does not release either Party from any obligation or liability which, at the time of such expiration or termination, has already accrued to the other Party or which is attributable to a period prior to such expiration or termination. Section 3.8.3 (Confidential Information), Section 5.9 (Late Payments), Section 5.11 (Records), Section 5.12 (Inspection of Records), Article 6 (Intellectual Property), Article 7 (Confidentiality), Section 8.5 (Limitation of Liability), Article 9 (Indemnification), this Section 10.4 (Accrued Obligations/Survival), Section 10.5 (Effects of Terminations), Article 11 (Dispute Resolution), Section 12.10 (Governing Law), Section 12.11 (Submission to Jurisdiction) and Section 12.12 (Notices) shall survive expiration or termination of this Agreement for any reason.

10.5. Effects of Terminations

10.5.1. If Nuvation Bio terminates this Agreement in its entirety or terminates its activities in a particular country in the Territory (each affected country being a “Terminated Country”) pursuant to Section 10.3 in each case:

(a) If there are any ongoing clinical trials in such Terminated Country being conducted by or on behalf of Nuvation Bio, its Affiliate, or its Sublicensee, at the time the notice of termination is sent, Nuvation Bio will, as of the Original Effective Date of termination: (i) promptly transfer to Daiichi Sankyo or its designee some or all of such clinical trials and the activities related to or supporting such trials; or (ii) terminate such clinical trials; in each case upon request from Daiichi Sankyo and at Daiichi Sankyo’s sole discretion. Notwithstanding the foregoing, if the clinical trials in the Terminated Country are required or useful for Regulatory Filings or permitted activities with respect to a Product outside the Terminated Country, then Nuvation Bio will, upon sending written notice of its decision to terminate its activities in the Terminated Country, have the option of completing such clinical trials.

(b) If requested by Daiichi Sankyo, Nuvation Bio will: (i) promptly transfer to Daiichi Sankyo or its designee copies of all data, reports, records, materials that relate to a Product in such Terminated Country, (ii) provide Daiichi Sankyo or its designee with all information necessary or desirable to cross-reference or assume responsibility for any Regulatory Filings, as the case may be, in Nuvation Bio’s name with respect to the Product, in such Terminated Country, and (iii) return to Daiichi Sankyo all relevant records and materials in Nuvation Bio’s possession or control containing Confidential Information of Daiichi Sankyo relating solely to the Licensed Compound and the Product in such Terminated Country, provided that Nuvation Bio may keep one copy of such Confidential Information for archival purposes or as may be necessary or useful in connection with Nuvation Bio’s activities under this Agreement outside of the Terminated Country. If Nuvation Bio elects to terminate this Agreement in its entirety, within [***] days of such termination, Nuvation Bio shall also provide Daiichi Sankyo with copies of all preclinical and clinical data (including investigator reports, both preliminary and final, statistical analyses, expert opinions and reports, safety and other electronic databases if available) and, subject to Section 10.5.1(c), other Know-How Controlled by Nuvation Bio.

(c) Notwithstanding other provisions in this Section 10.5.1, if requested by Daiichi Sankyo after receiving a notice of termination under Section 10.3, Nuvation Bio will engage in good faith negotiation regarding the commercial terms and conditions for an exclusive royalty bearing license, with the right to sublicense, under any Foreground Nuvation Bio Patents and Foreground Nuvation Bio Know-How that are Controlled by Nuvation Bio that are necessary or useful for Daiichi Sankyo to make, have made, use, sell, offer for sale, import and export the Licensed Compound or Product(s) in such Terminated Country.

(d) Notwithstanding other provisions in this Section 10.5.1, if requested by Daiichi Sankyo after receiving a notice of termination under Section 10.3, Nuvation Bio will engage in good faith negotiation regarding the commercial terms and conditions for an exclusive, royalty bearing license, with the right to sublicense, to use any trademarks specific to Product(s) in such Terminated Country. It is understood that such assignment will not include the Nuvation Bio name or any company trademark, trade name, or logo of Nuvation Bio itself.

(e) The licenses granted to Nuvation Bio under Section 2.1 shall terminate in the Terminated Country or throughout the Territory if this Agreement is terminated in its entirety.

(f) If requested by Daiichi Sankyo, Nuvation Bio will assign all sublicense agreements granted by Nuvation Bio under this Agreement in the Terminated Country to Daiichi Sankyo or its designee to the extent permitted under those agreements and not adversely affecting Nuvation Bio’s activities outside of the Terminated Country. If Daiichi Sankyo does not request assignment of such sublicense agreements, then such sublicense agreements shall terminate upon termination of Nuvation Bio’s rights with respect to the Licensed Compound or Product(s)) in the Terminated Country.

(g) If Nuvation Bio elects to terminate this Agreement in its entirety, Nuvation Bio shall return all relevant records and materials in its possession or control containing Daiichi Sankyo’s Confidential Information to Daiichi Sankyo, provided that Nuvation Bio may keep one copy of such Confidential Information for archival purposes only.

10.5.2. If Daiichi Sankyo terminates this Agreement in its entirety pursuant to Section 10.2:

(a) If there are any ongoing clinical trials with respect to Product(s) being conducted by or on behalf of Nuvation Bio, its Affiliates, or its Sublicensees at the time of notice of termination, Nuvation Bio will, free of charge as of the effective date of termination, promptly transfer some or all of such clinical trials and the activities related to or supporting such trials to Daiichi Sankyo or its designee, or complete or terminate such clinical trials, in each case as requested by Daiichi Sankyo.

(b) If requested by Daiichi Sankyo, Nuvation Bio shall, free of charge, promptly assign and transfer to Daiichi Sankyo or its designee all Regulatory Filings for Product(s) that are held by Nuvation Bio, its Affiliates or its Sublicensees, and shall take such actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights under the Regulatory Filings to Daiichi Sankyo or its designee. If Applicable

Laws prevent or delay the transfer of ownership of a Regulatory Filing, Nuvation Bio shall grant Daiichi Sankyo or its designee a permanent, exclusive and irrevocable right of access and reference to such Regulatory Filings for Product(s), and will fully cooperate to make the benefits of such Regulatory Filings available to Daiichi Sankyo or its designee. At the request of Daiichi Sankyo, within [***] days of such termination, Nuvation Bio shall provide, free of charge, to Daiichi Sankyo or its designee copies of all such Regulatory Filings and of all preclinical and clinical data (including investigator reports, both preliminary and final, statistical analyses, expert opinions and reports, safety and other electronic databases) and other Know-How Controlled by Nuvation Bio that are necessary for Daiichi Sankyo to submit an application for Marketing Approval for a Product in the Territory.

(c) Notwithstanding other provisions in this Section 10.5.2, (i) if Daiichi Sankyo terminates this Agreement in its entirety pursuant to Section 10.2.1 or Section 10.2.3, upon Daiichi Sankyo’s request, Nuvation Bio shall grant Daiichi Sankyo an exclusive, irrevocable, fully paid up license, with the right to sublicense, under any Patents and Know-How that are Controlled by Nuvation Bio that are reasonably necessary or useful to make, have made, use, sell, offer for sale, import and export the Licensed Compound or Product(s); and (ii) if Daiichi Sankyo terminates this Agreement in its entirety pursuant to Section 10.2.2, upon Daiichi Sankyo’s request, Nuvation Bio shall engage in good faith negotiation regarding the commercial terms and consideration for a separate exclusive royalty-bearing license, with the right to sublicense, under any Patents and Know-how that are Controlled by Nuvation Bio that are reasonably necessary or useful for Daiichi Sankyo to make, have made, use, sell, offer for sale, import and export the Licensed Compound or the Product(s).

(d) Notwithstanding other provisions in this Section 10.5.2, (i) if Daiichi Sankyo terminates this Agreement in its entirety pursuant to Section 10.2.1 or Section 10.2.3, upon Daiichi Sankyo’s request, Nuvation Bio shall grant Daiichi Sankyo or its designee an exclusive, irrevocable, fully paid up license, with the right to sublicense, to use any trademarks specific to Product(s) in the Territory. It is understood that such license shall not include the Nuvation Bio name or any trademark, trade name, or logo of Nuvation Bio itself; and (ii) if Daiichi Sankyo terminates this Agreement in its entirety pursuant to Section 10.2.2, upon Daiichi Sankyo’s request, Nuvation Bio shall engage in good faith negotiation regarding the commercial terms and consideration for an exclusive royalty-bearing license, with the right to sublicense for Daiichi Sankyo or it designee to use any trademarks specific to the Product(s). It is understood that such license will not include the Nuvation Bio name or any trademark, trade name, or logo of Nuvation Bio itself.

(e) If requested by Daiichi Sankyo, Nuvation Bio shall assign any or all of the sublicense agreements executed by Nuvation Bio under this Agreement to Daiichi Sankyo or its designee to the fullest extent permitted under those agreements. If Daiichi Sankyo does not request such assignment(s), then such sublicense agreements will terminate upon termination of Nuvation Bio's rights with respect to the Licensed Compound and Product(s).

(f) If requested by Daiichi Sankyo, Nuvation Bio shall fully cooperate with Daiichi Sankyo or its designee to facilitate a smooth, orderly and prompt transition of the development and commercialization of Product(s) to Daiichi Sankyo or its designee upon termination. Without limiting the foregoing, and if applicable, Nuvation Bio shall promptly provide Daiichi Sankyo copies of customer lists, customer data and other customer information relating to the Product(s), which Daiichi Sankyo shall have the right to use and disclose for any purpose.

(g) If requested by Daiichi Sankyo, Nuvation Bio shall complete, or shall cause its Affiliate, or its Sublicensee to complete, all work-in-process to manufacture finished Product and will transfer any quantities of the Licensed Compound and finished Product (including work-in-process when finished) in its or its Affiliates' or Sublicensee’s possession to Daiichi Sankyo or its designee, for which Daiichi Sankyo shall reimburse Nuvation Bio one hundred percent (100%) of its (or its Affiliate’s) cost of goods within [***] Business Days of such transfer. Daiichi Sankyo will pay all shipping, insurance and customs charges associates with such transfer.

(h) If Nuvation Bio, its Affiliate or Sublicensee is manufacturing Product(s) at the time the termination becomes effective, then Nuvation Bio, its Affiliate or Sublicensee shall continue to manufacture such Product(s) for Daiichi Sankyo, at one hundred percent (100%) of the cost of goods plus a reasonable profit, from the date of notice of such termination until such time as Daiichi Sankyo is able to secure an acceptable alternative commercial manufacturing source, which period shall not exceed [***] months. If requested by Daiichi Sankyo, Nuvation Bio shall engage in good faith negotiation regarding the commercial terms and consideration for, effective upon termination of this Agreement, a separate agreement to transfer the technology necessary to manufacture the Product(s) for sale in the Territory.

(i) Upon receiving instructions from Daiichi Sankyo, Nuvation Bio shall return, and shall cause its Affiliates and its Sublicensees to return, to Daiichi Sankyo or destroy all relevant records and materials in its possession or control containing Confidential Information of Daiichi Sankyo, provided that Nuvation Bio may keep one copy of such Confidential Information for archival purposes only.

10.5.3. Each Party acknowledges that the other Party's obligations following any termination are subject to, and may be limited by, all Applicable Laws, rules, regulations, or contractual restrictions.

11. Dispute Resolution.

11.1. Between the Parties. In the event of a dispute between the Parties arising out of or related to the terms of this Agreement (except for a dispute stipulated in Section 3.1), either Party may request that the Parties engage in good faith discussions to resolve such dispute. Within [***] days of such request, each Party will appoint an appropriate representative of such Party to engage in discussions to resolve the dispute in a mutually acceptable manner. Such representative will have a reasonable level of expertise in the subject matter of the dispute and possess the requisite authority to resolve the dispute. If such representatives are unable to resolve the dispute within [***] days, either Party may provide a written request to submit the dispute for discussions between Executive Officers appointed by the respective Chief Executive Officers of each Party. If the Executive Officers are unable to resolve the dispute within [***] days after referral, either Party may provide a written request to refer the dispute for arbitration.

11.2. Arbitration. If a dispute has not been resolved by negotiation as provided in Section 11.1, such disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with the said Rules. The place of the arbitration shall be New York, New York. The language of the arbitration shall be English. The arbitrators will render their award in writing and, unless all Parties agree otherwise, will include an explanation in reasonable detail of the reasons for their award. Any arbitration award may be entered in and enforced by a court in accordance with Section 12.11. Should such courts for any reason lack jurisdiction, any court with jurisdiction may act in the same fashion. The existence, nature and results of, as well as any documents relating to, any arbitration shall be treated as Confidential Information by the Parties. Each Party shall have the right to seek injunctive or other equitable relief from a court of competent jurisdiction pursuant to Section 12.11 that may be necessary to avoid irreparable harm, maintain the status quo or preserve the subject matter of the arbitration. The arbitrators will, in rendering its decision, apply the substantive law of New York, without regard to its conflict of laws provisions. The decision and/or award rendered by the arbitrators will be final and non-appealable (except for an alleged act of corruption or fraud on the part of the arbitrator).

12. Miscellaneous Provisions

12.1. Performance Prior to Amendment. Notwithstanding anything to the contrary in this Agreement, to the extent AnHeart or Nuvation Bio performed any obligations required to be performed by Nuvation Bio under this Agreement prior to the Amendment Effective Date, including making any payments with respect to the obligations set forth in Article 5, (a) such obligations will be deemed to have been satisfied by Nuvation Bio as of the Amendment Effective Date, and (b) Nuvation Bio shall not be obligated to reperform such obligations. Likewise, to the extent Daiichi Sankyo performed any obligations required to be performed for AnHeart or Nuvation Bio by Daiichi Sankyo under this Agreement prior to the Amendment Effective Date, including technology transfer obligations set forth in Sections 4.1, 4.2, 4.3 and 4.5, (a) such obligations will be deemed to have been satisfied by Daiichi Sankyo as of the Amendment Effective Date, and (b) Daiichi Sankyo shall not be obligated to reperform such obligations.

12.2. Relationship of the Parties. Nuvation Bio and Daiichi Sankyo agree that the relationship between them established by this Agreement is that of independent contractors. The Parties further agree that this Agreement does not, is not intended to, and should not be construed to establish an employment, agency, partnership, joint venture, or any other relationship between them. Except as may be specifically provided herein, neither Party has any right, power or authority, nor may they represent themselves as having any right, power or authority, to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party, or otherwise act as an agent for the other Party for any purpose.

12.3. No Third-Party Beneficiaries. No person or entity other than Nuvation Bio, Daiichi Sankyo and their respective Affiliates, permitted assignees and sublicensees may be deemed an intended beneficiary or have any right to enforce any obligation of this Agreement.

12.4. Assignments. Neither Party may assign this Agreement or any of its rights or obligations hereunder to any Affiliate or Third Party without the prior written consent of the other Party including in connection with the transfer, sale or other disposition of all or substantially all of the assets of the assigning Party to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise, such consent not to be unreasonably withheld. [***]. No assignment or transfer of this Agreement is valid or effective unless and until the assignee/transferee agrees in writing to be bound by the provisions of this Agreement. The terms and conditions of this Agreement will be binding on and inure to the benefit of the successors and permitted assigns of the Parties. Any attempted assignment not in accordance with the terms of this Agreement will be void.

12.5. Performance by Affiliates. Either Party may perform its obligations under this Agreement through one or more Affiliates as of the Original Effective Date without prior approval of the other Party. The Party will nonetheless remain solely responsible for the performance of its obligations under this Agreement by its Affiliate(s) and for any breach of the terms of this Agreement by its Affiliate(s).

12.6. No Implied Waivers; Rights Cumulative. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement does not constitute a waiver of that right or excuse a similar subsequent failure to perform such term or condition. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver is effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, may be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. Except as expressly set forth in this Agreement, all rights and remedies available to a Party, whether under this Agreement or afforded by law or otherwise, are cumulative and not in the alternative to any other rights or remedies that may be available to such Party.

12.7. Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable under law in any jurisdiction, the Parties will negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions of this Agreement will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible. A holding of invalidity, illegality or unenforceability of a provision in one jurisdiction will not affect the validity, legality or enforceability of such provision in any other jurisdiction.

12.8. Entire Agreement; Amendments. This Agreement, together with all Exhibits, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all previous arrangements, whether written or oral, with respect to the subject matter contained herein. Any amendment or modification to this Agreement must be made in a writing signed by both Parties.

12.9. Force Majeure. Neither Party will be liable to the other Party for failure or delay in performing of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by: epidemic, earthquake, riot, civil commotion, rebellion, insurrection, invasion, fire, acts of God, war, terrorist acts, strike, storm, flood, or governmental acts or restriction, or other cause that is beyond the reasonable control of the affected Party. The Party affected by such force majeure must provide the other Party with full particulars thereof (including its best estimate of the likely extent and duration of the interference with its activities) as soon as it becomes aware of the same, but in no event more than [***] Business Days after becoming aware of it. The affected Party will use Commercially Reasonable Efforts to overcome the difficulties created by the force majeure and to resume performance of its obligations as soon as practicable. In such event, the Parties will meet promptly to determine an equitable solution to minimize or accommodate the effects of any such event, including the possibility of terminating this Agreement.

12.10. Governing Law. This Agreement shall be governed by, and any disputes, claims or controversies in connection with this Agreement, including any question regarding its formation, existence, validity, enforceability, performance, interpretation or termination, shall be resolved in accordance with, the laws of the State of New York without regard to its conflict of laws rules.

12.11. Submission to Jurisdiction. Each Party submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York, New York County (collectively, the “Courts”), for purposes of any action, suit or other proceeding arising out of this Agreement, and except to the extent it is inconsistent with the other provisions of this Agreement (including obligations hereunder to resolve disputes by binding arbitration), agrees not to raise any objection at any time to the laying or maintaining of the venue of any such action, suit or proceeding in any of such Courts, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Court does not have any jurisdiction over such Party. Each Party may serve on the other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for giving notices, as provided in Section 12.12. Each Party hereto waives its right to trial of any issue by jury. Nothing in this Section 12.11, however, shall affect the right of any Party to serve legal process in any other manner permitted by law.

12.12. Notices. Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by e-mail (receipt verified) or by express courier service (signature required) or [***] days after it was sent by registered letter, return receipt requested (or its equivalent), provided that no postal strike or other disruption is then in effect or comes into effect within [***] days after such mailing, to the Party to which it is directed at its address or e-mail address shown below or such other address or e-mail address as such Party shall have last given by notice to the other Party.

If to Daiichi Sankyo, addressed to:

Daiichi Sankyo Company, Limited
5-1 Nihonbashi-honcho 3-Chome
Chuo-ku, Tokyo 103-8426 Japan
Attention: [***]
Telephone: [***]
Email: [***]

If to Nuvation Bio, addressed to:

Nuvation Bio Inc.
1500 Broadway, Suite 1401
New York, NY 10036, USA
Attn: Legal Dept.
Email: [***]

12.13. No Strict Construction. This Agreement has been prepared jointly by the Parties and should not be strictly construed against either Party.

12.14. Interpretation. The captions and headings in this Agreement are for convenience only and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Sections or Exhibits mean those particular Sections and Exhibits to this Agreement and references to this Agreement include all attachments hereto. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “day” or “year” means a calendar day or year unless otherwise specified; (c) the word “notice” means notice in writing (whether or not specifically stated); (d) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits); (e) the word “or” shall be construed as the inclusive meaning identified with the phrase “and/or;”; (f) words using the singular or plural number also include the plural or singular number, respectively; (g) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof; and (h) the word “country” shall be construed as including administrative region (e.g., Hong Kong) and other quasi-national region as appropriate from the context.

12.15. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, and all of which together, will constitute one and the same.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Nuvation Bio and Daiichi Sankyo have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

DAIICHI SANKYO COMPANY, LIMITED	NUVATION BIO INC.
Signature:	Signature:
Printed Name:	Printed Name:
Title:	Title:

Signature Page to Amended and Restated License Agreement

Exhibit A

DS-1001b

The molecular structure of DS-1001b

DS-1001 code number

● DS-1001a: Free Form

● DS-1001b: DS-1001a･C4H11N

Nomenclature System: IUPAC

Chemical Name of DS-1001b: Mono(2-methylpropan-2-ammonium) (2E)-3-(1-{[5-(2-fluoropropan-2-yl)-3-(2,4,6-trichlorophenyl)-1,2-oxazol-4-yl]carbonyl}-3-methyl-1H-indol-4-yl)prop-2-enoate

Molecular formula: Molecular weight of DS-1001b: C25H18Cl3FN2O4・C4H11N : 608.92

Correction factor to DS-1001a (free form): 0.8799

Exhibit B

Patent Portfolio

[***]

[***]

[***]

[***]

Exhibit C

Existing Clinical Trials

DS1001-A-J101 Phase 1 in Japan

DS1001-A-J201 Phase 2 in Japan

Exhibit D

Existing Stock of Materials

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Exhibit E

Non-Clinical Data

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[***]

Exhibit F

CLINICAL DATA

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[***]

Exhibit G

Manufacturing Technology

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Exhibit H

Safusidenib Data

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Exhibit I

Daiichi Sankyo Patents as of the Amendment Effective Date

[***]

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Exhibit J

Foreground Daiichi Sankyo Patents

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